SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


   Filed by the Registrant  |X|
   Filed by a party other than the Registrant  |_|

   Check the appropriate box:
   |_| Preliminary Proxy Statement
   |_| Confidential, for Use of the Commission
       Only (as permitted by Rule 14a-6(e)(2))
   |X| Definitive Proxy Statement
   |_| Definitive Additional Materials
   |_| Soliciting Material Pursuant to ss. 240.14a-12

                          Command Security Corporation
                (Name of Registrant as Specified in its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
   |X| No fee required.
   |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

            (1) Title of each class of securities to which transaction applies:

            (2)   Aggregate number of securities to which transaction applies:

            (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):

            (4)   Proposed maximum aggregate value of transaction:

            (5)   Total fee paid:

   |_|  Fee paid previously with preliminary materials.

   |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1) Amount Previously Paid:

   (2) Form, Schedule or Registration Statement No.:

   (3) Filing Party:

   (4) Date Filed:

                          COMMAND SECURITY CORPORATION
                      P.O. Box 340, 1133 Route 55, Suite D,
                          Lagrangeville, New York 12540

                                            July 29, 2005


Dear Shareholder:

      On behalf of the Board of Directors, I cordially invite you to attend the 2005 Annual Meeting of Shareholders of Command Security Corporation which will be held on September 22, 2005 at 12:00 p.m., local time, at the offices of Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, New York 10036.

      The matters to be acted upon at the meeting are described in the attached Notice of Annual Meeting of Shareholders and proxy statement.

      Your vote is important. After reading the proxy statement, please mark, date, sign and return the enclosed proxy card in the prepaid envelope to ensure that your shares will be represented at the meeting in case you are unable to attend in person. If you attend the meeting, you may vote your shares in person, even if you have signed and returned the proxy card.

      We have enclosed a copy of the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2005.

      We look forward to seeing you at the Annual Meeting.

                               Sincerely yours,

                               /s/ Barry I. Regenstein
                               ------------------------------------------------
                               Barry I. Regenstein
                               Executive Vice President, Chief Operating Officer and Chief Financial Officer

                          COMMAND SECURITY CORPORATION
                      P.O. Box 340, 1133 Route 55, Suite D
                          Lagrangeville, New York 12540



                               -------------------


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 22, 2005


                               -------------------


TO THE SHAREHOLDERS OF COMMAND SECURITY CORPORATION:

      NOTICE IS HEREBY GIVEN that the annual meeting of shareholders (the "Annual Meeting") of Command Security Corporation, a New York corporation (the "Company"), will be held on September 22, 2005 at 12:00 p.m., local time, at the offices of Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, New York 10036, for the following purposes:

      1. To elect three (3) Class I directors to serve on the Company's Board of Directors;

      2.    To approve the adoption of the Company's 2005 Stock Option Plan;

      3. To ratify the selection of D'Arcangelo & Co., LLP as the Company's independent accountants for the fiscal year ending March 31, 2006; and

      4. To transact such other business as may properly come before the Annual Meeting and any adjournment thereof. The Board of Directors is not presently aware of any other matter that may be raised for consideration at the Annual Meeting.

      All of the foregoing is more fully set forth in the proxy statement accompanying this notice.

      The Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2005 is being mailed to shareholders along with the attached proxy statement.

      The Board of Directors has fixed the close of business on August 5, 2005 as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment of the Annual Meeting. All holders of record of shares of the Company's common stock as of the record date will be entitled to attend and vote at the Annual Meeting.

      A complete list of shareholders entitled to vote will be available for examination by any shareholder of the Company for any purpose germane to the Annual Meeting during normal business hours at the offices of the Company at 1133 Route 55, Suite D, Lagrangeville, New York for the 10-day period prior to the Annual Meeting.

      Shareholders are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, please mark, date, sign and return the enclosed proxy card to ensure that your shares are represented at the Annual Meeting. Shareholders who attend the Annual Meeting may vote their shares personally, even though they have sent in a proxy.

July 29, 2005
Lagrangeville, New York

                                    By Order of the Board of Directors


                                    /s/ Barry I. Regenstein
                                    -----------------------------------------
                                    Barry I. Regenstein
                                    Executive Vice President, Chief Operating
                                    Officer and Chief Financial Officer





--------------------------------------------------------------------------------

IMPORTANT: Please mark, date, sign and return the enclosed proxy card as soon as possible. The proxy is revocable and it will not be used if you (i) give written notice of revocation to the Secretary of the Company, P.O. Box 340, 1133 Route 55, Suite D, Lagrangeville, New York 12540, prior to the vote to be taken at the Annual Meeting, (ii) submit a later-dated proxy or (iii) attend and vote at the Annual Meeting.

--------------------------------------------------------------------------------

                          COMMAND SECURITY CORPORATION
                      P.O. Box 340, 1133 Route 55, Suite D
                          Lagrangeville, New York 12540

                               -------------------

                                 PROXY STATEMENT

                     FOR 2005 ANNUAL MEETING OF SHAREHOLDERS

                               -------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

      The proxy accompanying this proxy statement is solicited by the Board of Directors of Command Security Corporation, a New York corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held on September 22, 2005 at 12:00 p.m., local time, at the offices of Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, New York, and at any adjournment or adjournments thereof (the "Annual Meeting").

      These proxy solicitation materials were first mailed on or about August 10, 2005 to all shareholders entitled to vote at the Annual Meeting.

      WE HAVE INCLUDED WITH THIS PROXY STATEMENT A COPY OF OUR ANNUAL REPORT ON FORM 10-K, TOGETHER WITH THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES REQUIRED TO BE PROVIDED WITH THE ANNUAL REPORT. ADDITIONAL COPIES OF OUR ANNUAL REPORT ARE AVAILABLE UPON THE REQUEST OF A SHAREHOLDER MADE IN WRITING TO COMMAND SECURITY CORPORATION, P.O. Box 340, 1133 Route 55, Suite D, LAGRANGEVILLE, NEW YORK 12540, ATTN: BARRY REGENSTEIN OR BY CALLING (845) 454-3703.

                       VOTING AND SOLICITATION OF PROXIES

      Number of Shares Outstanding; Record Date. Only holders of record of the Company's common stock, par value $0.0001 per share ("Common Stock"), at the close of business on August 5, 2005 (the "Record Date"), are entitled to notice of and to vote at the Annual Meeting. As of the close of business on the Record Date, 8,700,459 shares of Common Stock were issued and outstanding. Except as described below, shareholders present in person or by proxy at the Annual Meeting will be entitled to one vote on each proposal for each share of Common Stock held by such shareholder on that date. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

      Quorum Requirement for the Annual Meeting. Our By-laws provide that the holders of record of a majority of the shares of Common Stock issued and outstanding on the Record Date, present in person or represented by proxy, constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum at the Annual Meeting. Abstentions are counted in tabulations of the vote cast on proposals presented to the shareholders, whereas broker non-votes are not counted in tabulations of the votes cast. Neither are counted as votes cast "for" a proposal.

      Voting Rights in the Election of Directors. Members of our Board will be elected by a plurality of the affirmative votes cast by those shares present in person or represented by proxy and entitled to vote at the Annual Meeting. Accordingly, the three nominees for Class I director receiving the highest number of affirmative votes for such class will be elected. A shareholder may, with respect to the election of directors, (i) vote for the election of all of the nominees, (ii) withhold authority to vote for any one or more of the nominees or (iii) withhold authority to vote for all of the nominees by so indicating in the appropriate spaces on the enclosed proxy card. Since the nominees will be elected by a plurality vote, neither broker non-votes nor shares abstaining from the vote on the proposal to elect the slate of nominees will have an effect on the outcome of the vote on Proposal One. IF YOU ARE IN FAVOR OF THE SLATE OF NOMINEES, YOU ARE URGED TO VOTE "FOR" EACH NOMINEE IDENTIFIED IN PROPOSAL ONE.

      Voting Rights with respect to the Approval of Other Matters. Approval of any matter other than the election of directors requires the affirmative vote of a majority of the votes of the holders of the Common Stock entitled to be cast in person or by proxy at the Annual Meeting. With respect to the approval of the Company's 2005 Stock Option Plan and the ratification of the appointment of the independent accountants, abstentions are considered to be shares present and entitled to be cast and will have the effect of a negative vote on the matter, and broker "non-votes" are not counted as shares eligible to vote and will have no effect on the outcome of the matter. IF YOU ARE IN FAVOR OF THE APPROVAL OF OUR 2005 STOCK OPTION PLAN AND THE RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT ACCOUNTANTS, YOU ARE URGED TO VOTE "FOR" EACH PROPOSALS TWO AND THREE.

      Special Note about the Ratification of the Appointment of Independent Accountants. Shareholder ratification of the selection of D'Arcangelo & Co., LLP as our independent public accountants is not required by our By-laws or other applicable legal requirement. However, the Board is submitting the selection of D'Arcangelo & Co., LLP to the shareholders for ratification as a matter of good corporate governance. If the shareholders fail to ratify the selection, the audit committee of the Board of Directors (the "Audit Committee") will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee at its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in our and our shareholders' best interests.

      Proxies. Whether or not you are able to attend the Annual Meeting, you are urged to complete and return the enclosed proxy card, which is solicited by the Board, and which will be voted as you direct on your proxy when properly completed. In the event no directions are specified, properly executed and delivered proxies will be voted FOR Proposals 2 and 3 and FOR each nominee identified in Proposal 1. As to other matters that may properly come before the Annual Meeting, properly executed and delivered proxies with no specified directions will be voted in our discretion. You may also revoke or change your proxy at any time before the Annual Meeting. To do this, send a written notice of revocation or another signed proxy with a later date to our principal executive offices, attention: Secretary, before the beginning of the Annual Meeting. You may also automatically revoke your proxy by attending the Annual Meeting and voting in person. All shares represented by a valid proxy received prior to the Annual Meeting and not thereafter revoked or superseded will be voted.

      Special Procedures for Shares Held of Record by Brokers. If your shares are held in the name of a broker, then only your broker can execute a proxy and vote your shares and only after receiving your specific instructions. Remember that your shares cannot be voted unless you return a signed and executed proxy card to your broker. However, please be advised that broker non-votes with respect to any matter to be voted on at the Annual Meeting will not be voted but will be counted as present to determine whether there is a quorum for voting purposes on such matters at the Annual Meeting. Broker non-votes occur when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or other nominee does not have discretionary voting power for that particular proposal and has not received instructions from the beneficial owner of the shares. PLEASE SIGN, DATE AND PROMPTLY MAIL THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED BY YOUR BROKER.

      Solicitation. Proxies may be solicited by mail, advertisement, telephone, via the Internet or in person. Solicitations may be made by directors, officers, investor relations personnel and other employees of the Company, none of whom will receive additional compensation for such solicitations. Banks, brokerage houses and other custodians, nominees and fiduciaries will be requested to forward the Company's solicitation material to their customers for whom they hold shares. The Company will reimburse brokerage firms and others for their reasonable expenses in forwarding proxy materials to the beneficial owners of the Common Stock and obtaining voting instructions from beneficial owners of the Common Stock.

      As of July 29, 2005, executive officers and directors of the Company beneficially own, in the aggregate, approximately 58.4% of the outstanding Common Stock. They have indicated that they intend to vote in the manner recommended by the Board of Directors.

      The entire expense of printing, preparing, assembling and mailing proxy materials and the cost of soliciting proxies will be borne by the Company.

--------------------------------------------------------------------------------
IMPORTANT: WHETHER OR NOT YOU INTEND TO ATTEND THE ANNUAL MEETING, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED POSTAGE-PREPAID RETURN ENVELOPE SO THAT YOUR SHARES OF COMMON STOCK WILL BE VOTED. THIS WILL NOT LIMIT YOUR RIGHT TO REVOKE YOUR PROXY OR TO ATTEND OR VOTE AT THE ANNUAL MEETING.
--------------------------------------------------------------------------------

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

      Our Board is currently comprised of six (6) members divided into two classes of directors serving staggered two-year terms. Class I currently consists of three directors, Peter T. Kikis, Martin R. Wade, III and Martin C. Blake. Class II currently consists of three directors, Bruce R. Galloway, Robert
S. Ellin and Thomas R. Kikis.

      The Class II directors of the Company will continue in office for their existing terms, which expire at the 2006 annual meeting of shareholders and when their respective successors are elected and have qualified, the Class I directors of the Company to be elected at the Annual Meeting will serve for a term of two years, expiring at the annual meeting of shareholders in 2007 and when their respective successors are elected and have qualified.

      Unless authority to vote for directors is withheld, the Company intends that the shares represented by the enclosed proxy will be voted for the election of the nominees listed below. In the event the nominees become unable or unwilling to accept nomination or election, the shares represented by the enclosed proxy will be voted for the election of such persons as the Board of Directors may select. The Board of Directors has no reason to believe that the nominees will be unable or unwilling to serve.

      Directors are elected by a plurality vote of the aggregate voting power of the shares of outstanding Common Stock, present in person or represented by proxy, voting together as a single class.

                                    Directors

      Set forth below is certain information regarding the Company's directors, including information furnished by them as to their principal occupations and business experience for the past five years, certain directorships held by each, their respective ages as of July 29, 2005 and the year in which each became a director of the Company. Each director has served continuously with the Company since his first election as indicated below.

                                          Position with
Name                               Age    the Company             Director Since

Bruce R. Galloway.............     47    Chairman of the Board         2004
                                           of Directors
Robert S. Ellin...............     40    Director                      2004
Thomas P. Kikis...............     44    Director                      2004
Martin R. Wade, III...........     56    Director                      2004
Peter T. Kikis................     82    Director                      2004
Martin C. Blake...............     51    Director                      2004

      Nominees for Class I Directors.

      Peter T. Kikis has been a director of the Company since August 2004. Since 1950, Mr. Kikis has been the President and a principal in Spencer Management Company, a real estate development and management company in New York. Previously he was an investor and a director of the Company from February 1995 to September 2000. He is a director of Deltec International S.A. and Atlas Capital Group Holdings, S.A. Mr. Kikis is the father of Thomas P. Kikis.

      Martin C. Blake has over twenty-eight years of experience in aviation security services. Prior to joining the Company in 1995, Mr. Blake retired as a Major in the United States Air Force, where he served in a variety of senior management positions. Mr. Blake's last assignment was as the Program Manager for Electronic Security Systems, Electronic Systems Division. In this capacity he managed a $20 million annual program responsible for global marketing, procurement, and deployment of electronic security systems. He was responsible for integrating security systems and programs at international airports in Germany, Turkey, and the United Kingdom. Previously, Mr. Blake was the Director of Security at the Department of Defense's largest classified air flight facility, incorporating over 1,200 square miles of restricted air space. Establishing aviation security programs for major aircraft defense contractors was an integral responsibility of his position. Mr. Blake also served as the Security Program Manager for Air Force space programs, including security for the Space Shuttle and expendable space launch vehicles. He also led the effort to integrate a shared automated entry control system for use at Cape Canaveral, Kennedy Space Center, and the Johnson Space Center.

      Martin R. Wade, III has served as one of our directors since August 2004. Mr. Wade has been the Chief Executive Officer of International Microcomputer Software, Inc. since 2001. Prior to joining IMSI, Mr. Wade served from 1998 to 2000 as a merger and acquisition banker at Prudential Securities, and from 1996 to 1998 as a managing director in mergers and acquisitions at Salomon Brothers Inc. From 1991 to 1996, Mr. Wade was National Head of Investment Banking at C.J.

Lawrence, Morgan Grenfell, where he was member of the Board of Directors. Prior to that, Mr. Wade was the National Head of investment banking for Price Waterhouse. Mr. Wade also spent six years in the mergers and acquisitions department at Bankers Trust and eight years at Lehman Brothers Kuhn Loeb. Mr. Wade is credited with participating in over 200 merger and acquisition transactions involving various clients such as, Nike, Cornerstone National Gas Company, Handmark Graphics and Redken Laboratories, Inc. Mr. Wade has a B.S. in Business Administration from West Virginia University, and an M.B.A. in Finance from the University of Wyoming. Mr. Wade is a member of the Board of Directors of DiMon, NexMed, Inc., Energy Transfer Group.

      Incumbent Class II Directors.

      Bruce R. Galloway has served as Chairman of the Board and one of our directors since August 2004. Mr. Galloway is currently a Managing Director in the Galloway Division at Burnham Securities, Inc., an investment bank based in New York City. He has been employed there since 1993. Prior to joining Burnham, from 1991 to 1993, Mr. Galloway was a Senior Vice President at Oppenheimer & Company, a New York - based investment bank, a broker-dealer. Mr. Galloway has a B.A. in economics from Hobart College and a M.B.A. in finance from the New York University Stern Graduate School of Business. Mr. Galloway is also a member of each of the Board of Directors of International Microcomputer Software, Inc., DataMetrics Corporation, Forward Industries, Inc., GVI Security Solutions, Inc. and Waiter.Com, Inc.

      Robert S. Ellin has served as one of our directors since August 2004. Mr. Ellin is a Managing Member of Trinad Capital L.P., a hedge fund dedicated to investing in micro-cap public companies. Prior to joining Trinad Capital, Mr. Ellin was the founder and President of Atlantis Equities, Inc. ("Atlantis"), a personal investment company. Founded in 1990, Atlantis has actively managed an investment portfolio of small capitalization public companies as well as select private company investments. Mr. Ellin frequently played an active role in Atlantis investee companies including board representation, management selection, corporate finance and other advisory services. Through Atlantis and related companies Mr. Ellin spearheaded investments into ThQ, Inc., Grand Toys, Forward Industries, Inc. and completed a leveraged buyout of S&S Industries, Inc., where he also served as President from 1996 to 1998. Prior to founding Atlantis, Mr. Ellin worked in Institutional Sales at LF Rothschild, and prior to that he was Manager of Retail Operations at Lombard Securities. Mr. Ellin has a B.A. from Pace University. Mr. Ellin is also a member of the Board of Directors of Shells Seafood, Inc.

      Thomas P. Kikis has served as one of our directors since August 2004. Mr. Kikis is the managing member of Arcadia Securities, LLC, a New York based registered broker-dealer which he organized in 1998. He is also the President of Kikis Asset Management, a New York - based money management firm he started in 1991. Prior to that, he was Vice President in charge of trading and a Portfolio Manager at Deltec Securities, the New York subsidiary of an international investment bank. Previously he was an investor and a director of the Company from October 1997 to September 2000. Mr. Kikis has a B.A. from Princeton University and an Executive M.B.A. in Finance from New York University Stern School of Business.

      Peter T. Kikis is the father of Thomas P. Kikis. There are no other family relationships among any of our directors or executive officers.

      The Board of Directors unanimously recommends a vote FOR the Class I nominees for director listed above.

                                  PROPOSAL TWO
                       APPROVAL OF 2005 STOCK OPTION PLAN

Background and Reasons for Adoption

      The Board of Directors has, subject to approval by the Company's shareholders at the Annual Meeting, adopted the Command Security Corporation 2005 Stock Incentive Plan (the "Plan"). The purpose of the Plan is to enable the Company to provide certain key individuals, upon whose judgment, initiative and efforts the Company will largely depend for the successful conduct of its business, with incentives to enter into and remain in the service of the Company (or a Company subsidiary), to acquire or increase their proprietary interest in the success of the Company, to maximize their performance, and thereby enhance the long-term performance of the Company. It is anticipated that providing such persons with a direct stake in the Company will assure a close identification of their interests with those of the Company, thereby stimulating their efforts on the Company's behalf. The following description of the Plan is qualified in its entirety by reference to the full text of such Plan, which is set forth in the attached Exhibit A.

      To date, no options have been granted under the Plan.

General Description of the Plan

      Options. The Plan authorizes the grants of non-qualified stock options ("NQOs") and incentive stock options ("ISOs"). NQOs and ISOs are collectively referred to as "Options." Under the Plan, the Company may deliver authorized but unissued shares of Common Stock, treasury shares of Common Stock, and shares of Common Stock acquired by the Company for the purposes of the Plan.

      Maximum Number of Shares. A maximum of 1,000,000 shares of Common Stock are available for grants pursuant to Options under the Plan. Any shares subject to an Option under the Plan that remain unissued upon the cancellation or termination of the Option for any reason shall again become available for Options under the Plan. The maximum number of shares of Common Stock with respect to which any individual may be granted Options during any one calendar year is 500,000 shares.

      Administration. The Plan is administered by the compensation committee of the Board of Directors (the "Compensation Committee"), or such other committee or subcommittee of the Board of Directors as the Board of Directors appoints or as is formed by abstention or recusal of one or more members of the Compensation Committee. The Compensation Committee will consist of at least two individuals, both of whom meet the definition of an "outside director" (within the meaning of Section 162(m) of the Internal Revenue Code (the "Code")) and a "non-employee director" (as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934). However, Options under the Plan will not be invalidated if the Compensation Committee includes members who do not meet such definitions. If the Compensation Committee does not exist, or for any other reason determined by the Board of Directors, the Board of Directors may act as the Compensation Committee. The Compensation Committee or the Board of Directors may delegate to one or more officers of the Company the authority to designate the individuals (from among those eligible to receive Options, other than such officer(s) themselves) who will receive Options under the Plan, to the fullest extent permitted by the New York Business Corporation Law (or any successor provision thereto). The Compensation Committee determines the key persons who will receive Options, the type of Options granted, and the number of shares subject to each Option. The Compensation Committee also determines the exercise prices, expiration dates and other material features of Options. No Option may be granted under the Plan after September 30, 2015. The Compensation Committee has the authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it deems necessary or appropriate. All decisions and determinations of the Compensation Committee are final and binding on all parties. No member of the Compensation Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option.

      Eligibility. Officers, non-employee directors, and executive, managerial, professional or administrative employees of, and consultants to, the Company and its subsidiaries, as the Compensation Committee in its sole discretion shall select, are eligible to receive Options under the Plan. As of July 29, 2005, the Company believes approximately 26 individuals are eligible to participate in the Plan. However, the granting of Options is discretionary and it is not possible to determine how many individuals actually will receive Options under the Plan.

      Power to Amend. The Board of Directors may, at any time, suspend or discontinue the Plan or revise or amend it in any respect whatsoever. However, no amendment shall be effective without the approval of the shareholders of the Company if it would increase the number of shares of Common Stock that may be granted as ISOs under the Plan, materially increase the benefits under the Plan or if the Board determines that shareholder approval is necessary and appropriate under stock exchange rules or so that Options under the Plan may comply with Sections 422 or 162(m) of the Code. The Compensation Committee may, in its sole discretion, without amending the Plan, amend any Option to (i) accelerate the date on which any option becomes exercisable or otherwise adjust any of the terms of such option , (ii) accelerate the date on which any Option vests, (iii) waive any condition imposed with respect to any Option, or (iv) otherwise adjust any of the terms of any Option; provided, however, that no such amendment may lower the exercise price of an option granted under the Plan. No amendment or modification to the Plan or any Option may reduce the grantee's rights under any previously granted and outstanding Option without the consent of the grantee, except to the extent that the Board of Directors determines that such amendment is necessary or appropriate to prevent such Options from being subject to the deduction limit of Section 162(m) of the Code or from being subject to tax under Section 409A of the Code.

Summary of Options Under the Plan

      General. The exercise price per share of each Option granted under the Plan is determined by the Compensation Committee on the grant date and will not be less than the fair market value of a share of Common Stock on the grant date. Each Option is exercisable for a term, not to exceed ten years, established by the Compensation Committee on the grant date. The exercise price shall be paid in cash or, subject to the approval of the Compensation Committee, in shares of Common Stock valued at their fair market value on the date of exercise or by such other method as the Compensation Committee may from time to time prescribe.

      Unless the Compensation Committee provides otherwise in connection with an Option, an Option will become exercisable in four equal installments on each of the first four anniversaries of the grant date and will remain exercisable until the tenth anniversary of the grant date.

      The Plan contains provisions applicable to the exercise of Options subsequent to a "termination of employment," as the result of a dismissal for "cause," termination of employment other than for "cause," "disability" (as each such term is defined in the Plan), or death. These provisions apply unless the Compensation Committee establishes alternative provisions with respect to an Option in an option grant agreement, employment agreement or similar agreement between the Company and the grantee. In general, these provisions provide that Options that are not exercisable at the time of such termination shall expire upon the termination of employment and Options that are exercisable at the time of such termination shall remain exercisable until the earlier of the expiration of their original term and (i) the expiration of three months after termination of employment and (ii) in the event of a grantee's disability or death, the first anniversary of such termination. In the event of a dismissal for cause, all Options held by the grantee, whether or not then exercisable, terminate immediately as of the commencement of business on the termination of employment date. In addition, if a grantee dies subsequent to a termination of employment but before the expiration of the exercise period, then the grantee's Options shall remain exercisable until the first anniversary of the grantee's death (or the expiration of the original exercise period, if earlier).

      Specific Provisions for Incentive Stock Options. Generally, ISOs are options that may provide certain federal income tax benefits to a grantee not available with NQOs. A grantee must hold the shares acquired upon exercise of an ISO for at least two years after the grant date and at least one year after the exercise date in order to obtain these income tax benefits. The aggregate fair market value of shares of Common Stock (determined on the ISO grant date) with respect to which ISOs are exercisable for the first time by a grantee during any calendar year (whether issued under the Plan or any other plan of the Company or its subsidiaries) may not exceed $100,000. An ISO granted to any individual who owns shares of Common Stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company is subject to the following additional limitations: the exercise price per share of the ISO must be at least 110% of the fair market value of a share of Common Stock at the time any such ISO is granted, and the ISO cannot be exercisable more than five years from the grant date.

      An option cannot be treated as an ISO if it is exercised more than three months following the grantee's termination of employment for any reason other than death or disability, or more than one year after the grantee's termination of employment for disability, unless the grantee died during such three-month or one-year period. ISOs are not transferable other than by will or by the laws of descent and distribution.

Transferability

      No Option is transferable other than by will or the laws of descent and distribution, except to the extent an agreement with respect to an NQO permits certain transfers to a grantee's family members or trusts.

Certain Corporate Changes

      The Plan provides that in the event of a change in the capitalization of the Company, a stock dividend or split, a merger or combination of shares and certain other similar events, there will be an adjustment in the number of shares of Common Stock available to be delivered under the Plan, the number of shares subject to Options, and the exercise prices of certain Options. The Plan also provides for the adjustment or termination of Options upon the occurrence of certain corporate events.

Tax Withholding

      The Plan provides that a grantee may be required by the Compensation Committee to meet certain tax withholding requirements by remitting to the Company cash or through the withholding of shares otherwise payable to the grantee. In addition, the grantee may meet such withholding requirements, subject to certain conditions, by remitting previously acquired shares of Common Stock.

Performance-Based Compensation

      A federal income tax deduction will generally be unavailable for annual compensation in excess of $1 million paid to each of the Chief Executive Officer and the next four most highly compensated officers of a public corporation. However, amounts that constitute "performance-based compensation" under Section 162(m) of the Code are not counted toward the $1 million limit. If the Company's shareholders approve the Plan, grants of NQOs and ISOs generally would be eligible for this exception to the $1 million limit. In addition, the Plan authorizes the Compensation Committee to defer until after the grantee's termination of employment the exercise of Options that do not qualify as performance-based compensation.

New Plan Benefits

      Since no Options have been granted under the Plan and since Options under the Plan are wholly discretionary, amounts payable under the Plan are not determinable at this time.

Summary of Federal Tax Consequences

      The following is a brief description of the federal income tax treatment that will generally apply to Options granted under the Plan based on current federal income tax rules.

      Non-Qualified Options. The grant of an NQO will not result in taxable income to the grantee. Except as described below, the grantee will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares of Common Stock acquired over the exercise price for those shares, and the Company will be entitled to a corresponding deduction. Gains or losses realized by the grantee upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares of Common Stock equal to the fair market value of such shares at the time of exercise.

      Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the grantee. The exercise of an incentive stock option will not result in taxable income to the grantee provided that the grantee was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the grantee is disabled, as that term is defined in the Code). The excess of the fair market value of the shares of Common Stock at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the grantee's alternative minimum taxable income for the tax year in which the incentive stock option is exercised.

      If the grantee does not sell or otherwise dispose of the shares of Common Stock within two years from the date of the grant of the incentive stock option or within one year after the transfer of such shares of Common Stock to the grantee, then, upon disposition of such shares of Common Stock, any amount realized in excess of the exercise price will be taxed to the grantee as capital gain and the Company will not be entitled to a corresponding deduction. A capital loss will be recognized to the extent that the amount realized is less than the exercise price. If the foregoing holding period requirements are not met, the grantee will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares of Common Stock on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price and the Company will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be capital gain. If the amount realized is less than the exercise price, the grantee will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares. The Company will be entitled to a deduction to the extent that the grantee recognizes ordinary income because of a disqualifying disposition.

      Withholding of Taxes. The Company may withhold amounts from grantees to satisfy withholding tax requirements. Subject to guidelines established by the Compensation Committee, grantees may have shares of Common Stock withheld from Options or may tender shares of Common Stock to the Company to satisfy tax withholding requirements.

      $1 Million Limit. Section 162(m) of the Code disallows a federal income tax deduction for certain compensation in excess of $1 million per year paid to each of the Company's chief executive officer and its four other most highly compensated executive officers. Compensation that qualifies as "performance-based compensation" is not subject to the $1 million limit. The Plan has been structured so that the Options will qualify as performance-based compensation.

      Section 409A. Section 409A of the Code, which was enacted in October 2004, imposes significant new restrictions on deferred compensation and may impact on Options under the Plan. If the Section 409A restrictions are not followed, a grantee could be subject to accelerated liability for tax on the non-complying award, as well as a 20% penalty tax. The Plan is structured to comply with the requirements of Section 409A. The Company anticipates that it will amend the Plan and/or any Option to the extent that future additional administrative guidance indicates that the amendment is necessary to ensure that grantees are not subject to the Section 409A tax penalties.

      Tax Advice. The preceding discussion is based on federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the Plan. A grantee may also be subject to state and local taxes in connection with the grant of Options under the Plan.

                                 PROPOSAL THREE
            RATIFICATION OF THE APPOINTMENT OF D'ARCANGELO & CO., LLP
                           AS INDEPENDENT ACCOUNTANTS

      The Audit Committee has selected D'Arcangelo & Co., LLP as the independent accountants to audit the books, records and accounts of the Company for the current fiscal year ending March 31, 2006, subject to ratification by the shareholders at the Annual Meeting. D'Arcangelo & Co., LLP has audited the Company's financial statements since 1996. Although shareholder ratification is not required by our By-laws or any other applicable legal requirement, the Board is submitting the selection of D'Arcangelo & Co., LLP to the shareholders for ratification as a matter of good corporate governance. Our Board recommends that shareholders vote for ratification of such appointment. In the event of a negative vote on ratification, our Board may reconsider its selection. A representative of D'Arcangelo & Co., LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement and will be available to answer questions from shareholders.

      The Audit Committee has responsibility for the appointment, compensation and oversight of the work of the independent accountant. As part of this responsibility, the Audit Committee must pre-approve all permissible services to be performed by the independent accountant.

      Pursuant to the Audit Committee charter, the Audit Committee is required to pre-approve all auditing services and the terms thereof (which may include providing comfort letters in connection with securities underwritings) and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act of 1934, as amended, or the applicable rules of the Securities and Exchange Commission ("SEC") or the Public Company Accounting Oversight Board) to be provided to the Company by the independent auditor; provided, however, the pre-approval requirement is waived with respect to the provision of non-audit services for the Company if the "de minimus" provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. This authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision.

      During the fiscal years ended March 31, 2005 and 2004 and the interim period between April 1, 2005 and July 29, 2005, neither the Company nor anyone acting on its behalf consulted D'Arcangelo & Co., LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any other matters or reportable events listed in Item 304(a)(2)(i) or (ii) of Regulation S-K.

      Approval of Proposal Three will require the affirmative vote of a majority of the shares of Common Stock present or represented by proxy at the Annual Meeting and entitled to vote.

      The following table sets forth the aggregate fees billed by D'Arcangelo & Co., LLP for audit and non-audit services rendered to the Company in our fiscal years ended March 31, 2004 and 2005. These fees are categorized as audit fees, audit related fees, tax fees and all other fees. The nature of the services provided in each category is described following the table.

                        Fiscal        Fiscal
Fee Category             2004          2005

Audit Fees            $144,007      $131,174
Audit-Related Fees           -             -
Tax Fees                15,578        13,325
All Other Fees           3,645         3,357
                      --------      --------
                      $163,230      $147,856
                      ========      ========

      Audit fees. These fees generally consist of professional services rendered for the audits of the financial statements of the Company and its internal control over financial reporting, quarterly reviews, consents, income tax provision procedures and assistance with and review of documents filed with the SEC.

      Audit-related fees. These fees generally consist of assurance and other services related to the performance of the audit or review of the Company's financial statements or that are traditionally performed by the independent registered public accounting firm, issuance of consents, due diligence related to acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

      Tax fees. These fees generally relate primarily to tax compliance, including review and preparation of corporate tax returns, assistance with tax audits, review of the tax treatment for certain expenses and tax due diligence relating to acquisitions. They also include fees for state and local tax planning and consultations with respect to various tax matters.

      All other fees. These fees generally consist of reviews for compliance with various government regulations, risk management and treasury reviews and assessments and audits of various contractual arrangements.

      The Board of Directors has determined that the services rendered by D'Arcangelo & Co., LLP are compatible with maintaining their independence, as the Company's principal accountants and independent auditors.

      The Board of Directors unanimously recommends a vote "FOR" ratification of the appointment of D'Arcangelo & Co., LLP as the Company's independent accountants.

                                OTHER INFORMATION

                    Information Concerning Executive Officers

      The executive officers of the Company, along with their respective ages and positions with the Company, as of April 1, 2005, are set forth below. We refer to these individuals as our "Named Executive Officers."

Name                              Age    Position with the Company

Barry I. Regenstein...........     48    Executive Vice President, Chief
                                         Operating Officer and Chief Financial
                                         Officer
Martin C. Blake...............     51    Vice President - Aviation and Director
Jeffrey S. Edmiston...........     40    Senior Vice President - Guard Division

See "Proposal 1-Election of Directors--Directors" for information relating to Mr. Blake.

      Barry I. Regenstein has served as our Executive Vice President and Chief Operating Officer since August 2004, and also as our Chief Financial Officer since October 2004. Mr. Regenstein has over 25 years of experience including 21 years in operations and finance of contract services companies. Most recently, Mr. Regenstein rendered consulting services for Trinad Capital, L.P., a shareholder of the Company, and its affiliates, from February 2004 until August 2004. Prior to that period, Mr. Regenstein served as a Senior Vice President and the Chief Financial Officer of GlobeGround North America LLC (formerly Hudson General Corporation), an airport services company from 2001 until 2003. Mr. Regenstein also served as Vice President and Chief Financial Officer of GlobeGround North America LLC from 1997 to 2001 and was employed in various capacities with GlobeGround North America LLC since 1982. Prior to joining Hudson General Corporation, he was with Coopers & Lybrand in Washington, D.C. Mr. Regenstein is a Certified Public Accountant and received a B.S. in Accounting from the University of Maryland and an M.S. in Taxation from Long Island University.

      Jeffrey S. Edmiston has served as our Senior Vice President - Guard Division since June 2003. Prior to that Mr. Edmiston served as our Northeast Regional Vice President from 2001 to 2003. Prior to that period Mr. Edmiston worked for US Security Associates/Atlantic Security from 1993 to 2000. Mr. Edmiston has nine years of professional law enforcement experience with 10 years of experience in managerial positions in the security industry. . He is a former law enforcement officer with six years of experience in the narcotics and patrol divisions. He has also worked as a security manager with a jewelry company and specialized in employee theft investigation. In addition, Mr. Edmiston served three years as a military police officer in the U.S. Army in the Nuclear Security and Executive Protection areas. Mr. Edmiston is a member of the American Society for Industrial Security.

         Security Ownership of Certain Beneficial Owners and Management

      The following table presents information with respect to beneficial ownership of the Common Stock as of July 29, 2005 by:

      o each person known by us to beneficially own more than 5% of the outstanding shares of the Common Stock;

      o     individuals serving as our Named Executive Officers;

      o     each of our directors and nominees for director; and

      o     all executive officers and directors as a group.

      Except as otherwise noted, the address of each person/entity listed in the table is c/o Command Security Corporation, P.O. Box 340, 1133 Route 55, Suite D, Lagrangeville, New York 12540. The table includes all shares of the Common Stock issuable within 60 days of July 29, 2005 upon the exercise of options and other rights beneficially owned by the indicated shareholders on that date. Beneficial ownership is determined in accordance with the rules of the SEC and includes all shares of Common Stock as to which such persons have voting and investment power. To our knowledge, except under applicable community property laws or as otherwise indicated, the persons named in the table have sole voting and sole investment control with respect to all shares of Common Stock stated as being beneficially owned. The applicable percentage of ownership for each shareholder is based on 8,700,459 shares of Common Stock outstanding as of July 29, 2005, together with applicable options or warrants exercisable for shares of Common Stock held by such shareholder. Shares of Common Stock issuable upon exercise of options and other rights beneficially owned are deemed outstanding for the purpose of computing the percentage ownership of the person holding those options and other rights, but are not deemed outstanding for computing the percentage ownership of any other person.


                                                    Amount and Nature of
Name                                              Beneficial Ownership (1)     Percent of Class (2)
----                                              ------------------------     --------------------
Certain Beneficial Owners

Trinad Capital, L.P.(3)                                 2,261,090                       26.0%
153 East 53rd Street
48th Floor
New York, New York 10022

Management

Named Executive Officers

Barry I. Regenstein(4)                                    200,000                        2.2%

Martin C. Blake, Jr.(5)                                   130,000                        1.5%

Directors and Nominees

Robert S. Ellin(6)                                      2,261,090                       26.0%
153 East 53rd Street
48th Floor
New York, New York 10022

Bruce Galloway(7)                                       1,248,809                       13.4%
c/o Galloway Capital Management, LLC
1325 Avenue of the Americas
26th Floor
New York, New York 10019

Thomas P. Kikis(8)                                        668,294                        7.5%
Arcadia Securities
720 Fifth Avenue
9th Floor
New York, New York 10019

Peter T. Kikis(9)                                       1,572,675                       17.0%
Arcadia Securities
720 Fifth Avenue
9th Floor
New York, New York 10019

Martin R. Wade, III                                            --                         --

All Officers and Directors                              6,080,868                       58.4%
(including Nominees) as a Group
(7 Persons)

(1) Except as otherwise indicated below, each named person has voting and investment powers with respect to the securities owned by them.

(2) Based on 8,700,459 shares of Common Stock outstanding at July 29, 2005 calculated in accordance with Rule 13d-3(d)(1)(I) as promulgated under the Exchange Act.

(3) Robert S. Ellin, one of our directors, is a managing member of Trinad Advisors GP, LLC, the general partner of Trinad Capital, L.P. and a limited partner of Trinad Capital, L.P. Mr. Ellin expressly disclaims any beneficial ownership of such shares except to the extent of his pecuniary interest therein.

(4) Consists of options exercisable within 60 days of July 29, 2005 to purchase 200,000 shares of Common Stock at an exercise price of $1.35 per share.

(5) Consists of options exercisable within 60 days of July 29, 2005 to purchase 80,000 shares of Common Stock at an exercise price of $1.35 per share as well as 50,000 shares of Common Stock issuable upon the exercise of warrants at an exercise price of $0.75 per share.

(6) Consists of 2,261,090 shares of Common Stock held by Trinad Capital, L.P. Mr. Ellin is a managing member of Trinad Advisors GP, LLC, the general partner of Trinad Capital, L.P. and a limited partner of Trinad Capital, L.P. Mr. Ellin expressly disclaims any beneficial ownership of such shares except to the extent of his pecuniary interest therein.

(7) Consists of 439,828 shares of Common Stock and 228,465 shares of Common Stock issuable upon the exercise of warrants at an exercise price of $1.25 per share held by Bruce Galloway IRA Rollover and 408,015 shares of Common Stock issuable upon the exercise of warrants at an exercise price of $1.25 per share held by Galloway Capital Management, LLC. Mr. Galloway is a managing member of Galloway Capital Management, LLC.

(8) Includes 228,465 shares of Common Stock issuable upon the exercise of warrants at an exercise price of $1.25 per share. Mr. Thomas Kikis is the son of Mr. Peter Kikis. Mr. Thomas Kikis expressly disclaims any beneficial ownership of securities of the Company held by Mr. Peter Kikis.

(9) Includes 537,566 shares of Common Stock issuable upon the exercise of warrants at an exercise price of $1.25 per share. Mr. Peter Kikis is the father of Mr. Thomas Kikis. Mr. Peter Kikis expressly disclaims any beneficial ownership of securities of the Company held by Mr. Thomas Kikis.

                          Board Meetings and Committees

      During the fiscal year ended March 31, 2005, our Board held a total of four meetings, and all incumbent directors attended at least 75% of the meetings of our Board or the meetings of committees, if any, upon which such directors served. Our Board has determined that each of our directors other than Martin C. Blake, the Company's Vice President-Aviation, qualifies as independent under the listing standards of the Nasdaq National Market ("Nasdaq").

      Our Board has three committees: the Audit Committee, the nominating and corporate governance committee (the "Nominating and Corporate Governance Committee") and the Compensation Committee. All committees are comprised solely of independent directors.

Audit Committee.

      The Audit Committee currently consists of Martin R. Wade, III (Chairman), Thomas P. Kikis and Bruce R. Galloway. The Board has determined that each member is independent under the NASD's listing standards and the applicable rules of the SEC, that each member is "financially literate" under the Nasdaq listing standards and that Mr. Wade qualifies as an Audit Committee Financial Expert under the applicable rules of the SEC.

      The Audit Committee hires the Company's independent accountants and is charged with the responsibility of overseeing the financial reporting process of the Company. In the course of performing its functions, the Audit Committee reviews, with management and the independent accountants, the Company's internal accounting controls, the annual financial statements, the report and recommendations of the independent accountants, the scope of the audit and the qualifications and independence of the auditors. The report of the Audit Committee is set forth later in this proxy statement. The Audit Committee held three meetings during the fiscal year ended March 31, 2005. A copy of the Audit Committee charter as adopted by the Board on April 27, 2005 is attached to this proxy statement as Exhibit B.

Nominating and Corporate Governance Committee.

      The Nominating and Corporate Governance Committee currently consists of Thomas P. Kikis (Chairman), Peter T. Kikis and Martin R. Wade. The Board has determined that each member of this committee is independent under the Nasdaq listing standards. The Nominating and Corporate Governance Committee is responsible for identifying individuals who are qualified to become directors, recommending nominees for membership on the Board and committees of the Board, promulgating minimum qualifications that it believes must be met by director nominees, establishing policies for considering director candidates recommended by shareholders, implementing procedures for shareholders in submitting recommendations for director candidates and developing and recommending to the Board corporate governance guidelines.

      The Nominating and Corporate Governance Committee has established the following minimum qualifications for prospective nominees: (1) high accomplishments in his or her respective field, with superior credentials and recognition, (2) if applicable, a demonstrated history of actively contributing at board meetings, (3) high personal and professional integrity, exceptional ability and judgment, and effectiveness, in conjunction with the other nominees to the Board, in serving the long-term interests of the shareholders and (4) sufficient time and availability to devote to the affairs of the Company, particularly in light of the number of boards on which the nominee may serve. In addition, the Nominating and Corporate Governance Committee may consider a variety of other qualities and skills, including whether the nominee has direct experience in the industry or in the markets in which the Company operates and the definition of independence within the meaning of the Nasdaq listing standards. Nominees must also meet any applicable requirements of the SEC's regulations, state law and the Company's Certificate of Incorporation and By-laws.

      The Nominating and Corporate Governance Committee has established a process for identifying and evaluating nominees for director. The Nominating and Corporate Governance Committee may solicit recommendations from any or all of the following sources: non-management directors, executive officers, third-party search firms or any other source it deems appropriate. The Nominating and Corporate Governance Committee will then, without regard to the source of the initial recommendation of such proposed director candidate, review and evaluate the qualifications of any such proposed director candidate, and conduct inquiries it deems appropriate. Upon identifying individuals qualified to become members of the Board, consistent with the minimum qualifications and other criteria approved by the Board from time to time, and provided that the Company is not legally required to provide third parties with the ability to nominate individuals for election as a member of the Board, the Nominating and Corporate Governance Committee will then recommend that the Board select the director nominees for election at each annual meeting of shareholders.

      The Nominating and Corporate Governance Committee will consider director candidates recommended by the Company's shareholders. A shareholder wishing to propose a nominee should submit a recommendation in writing to the Company's Secretary not less than 120 days nor more than 150 days in advance of the date that the Company's proxy statement was mailed to shareholders in connection with the previous year's annual meeting of shareholders; provided that if the date of this year's annual meeting of shareholders has been changed by more than 30 days from the date contemplated at the time of the previous year's proxy statement,, such proposal must be received by the Company a reasonable time before the Company solicits proxies for the election of directors. Proposing shareholders are also required to provide information with regard to the nominees, including their full names and residence and business addresses; business experience for the most recent five years; including principal occupations and employment, the number of shares of the Company's stock owned by the proposed nominees and a description of legal or administrative proceedings or order or decree any nominee is or has been a party to or is or was subject to during the past five years, the name and residence and business address of the shareholder who makes the nomination, the number of shares of the Company's capital stock owned directly or indirectly by the shareholder who makes the nomination and any other information regarding each of the nominees required by Schedule 14A of the Securities Exchange Act of 1934. A copy of the full text of the By-laws provision and the procedures established by the Nominating and Corporate Governance Committee may be obtained by writing to our Secretary. All notices of proposals by shareholders, whether or not included in our proxy materials, should be sent to Command Security Corporation, P.O. Box 340, 1133 Route 55, Suite D, Lagrangeville, New York 12540, Attention: Barry Regenstein.

      The Nominating and Corporate Governance Committee was formed in April 2005 and consequently did not hold any meetings during the fiscal year ended March 31, 2005. Prior to the creation of the Nominating and Corporate Governance Committee, the Board performed the functions of a nominating committee. A copy of the Nominating and Corporate Governance Committee charter as adopted by the Board on April 27, 2005 is attached to this proxy statement as Exhibit C.

Compensation Committee.

      The Compensation Committee currently consists of Peter T. Kikis (Chairman) Bruce R. Galloway and Robert S. Ellin. The Board has determined that each member is independent under the Nasdaq listing standards. The Compensation Committee sets the compensation of the other senior executives of the Company, administers the stock option plans and the executive compensation programs of the Company, determines eligibility for, and awards under, such plans and programs, and makes recommendations to the Board with regard to the adoption of new employee benefit plans, stock option plans and executive compensation plans. The report of the Compensation Committee is set forth later in this proxy statement. The Compensation Committee did not meet during the fiscal year ended March 31, 2005. A copy of the Compensation Committee charter as adopted by the Board on April 27, 2005 is attached to this proxy statement as Exhibit D.

Compensation Committee Interlocks and Insider Participation

      The Compensation Committee is currently composed of independent, non-employee directors. No interlocking relationships exist among our Board, Compensation Committee or executive officers and the Board, Compensation Committee or executive officers of any other company, nor has an interlocking relationship existed in the past.

Code of Business Conduct and Ethics

      The Company has adopted a Code of Business Conduct and Ethics which applies to directors, officers, senior management and certain other employees of the Company, including its principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Company will provide a copy of its Code of Business Conduct and Ethics to any person without charge, upon request. Requests for a copy of the Code of Business Conduct and Ethics can be made in writing to the following address: Command Security Corporation, P.O. Box 340, 1133 Route 55, Suite D, Lagrangeville, New York 12540, Attention: Barry Regenstein.

Communications with Directors.

      The Board has established a process to receive communications from shareholders. Shareholders and other interested parties may contact any member (or all members) of the Board, or the independent directors as a group, any Board committee or any Chair of any such committee by mail or electronically. To communicate with the Board of Directors, any individual directors or any group or committee of directors, correspondence should be addressed to the Board of Directors or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent to Command Security Corporation, P.O. Box 340, 1133 Route 55, Suite D, Lagrangeville, New York 12540, Attention: Gary Herman. To communicate with any of our directors electronically, a shareholder should send an email to the Company's Secretary: gherman@gallowaycap.com.

      All communications received as set forth in the preceding paragraph will be opened by the Corporate Secretary for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, patently offensive material or matters deemed inappropriate for the Board of Directors will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the Company's Secretary will make sufficient copies (or forward such information in the case of e-mail) of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed.

      It is the Company's policy that its directors are invited and encouraged to attend the Annual Meeting.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Exchange Act requires our executive officers and directors and persons who beneficially own more than 10% of the outstanding shares of Common Stock to file reports of ownership and changes in ownership with the SEC and to furnish copies to us.

      Based upon a review of the reports furnished to us and representations made to us, we believe that, during the fiscal year ended March 31, 2005, all reports required by Section 16(a) of the Exchange Act to be filed by our officers and directors and 10% beneficial owners were filed on a timely basis, except for one late report by each of Martin C. Blake, Barry I. Regenstein, Thomas P. Kikis, Martin R. Wade, III and Robert S. Ellin.

                             Executive Compensation

      The following table provides information as to compensation paid by the Company to our Named Executive Officers for the fiscal year ended March 31, 2005 for services rendered for the periods indicated below.


---------------------------------------  -----------------------------------------------------------------------------------
                                                    Annual Compensation                       Long Term Compensation Awards
---------------------------------------  -----------------------------------------------------------------------------------

Name and Principal Position              Fiscal Year ended                                      Restricted        Number of
                                            March 31,             Salary($)      Bonus($)     Stock Awards($)     Options(#)
---------------------------------------  -----------------    ------------       --------     ---------------     ---------
Barry I. Regenstein                            2005                250,000             --               --          500,000
Executive Vice President and Chief
Operating Officer*
---------------------------------------  -----------------    ------------       --------     ---------------      --------
Martin C. Blake                                2005                175,000         63,534               --          200,000
Vice President - Aviation Division             2004                150,000         94,200               --               --
                                               2003                187,417        150,000               --               --
---------------------------------------  -----------------    ------------       --------     ---------------      --------
Jeffrey S. Edmiston                            2005                132,500             --               --               --
Senior Vice President - Guard Division         2004                115,000         41,500               --               --
                                               2003                 92,400             --               --               --
---------------------------------------  -----------------    ------------       --------     ---------------      --------

________________

*Mr. Regenstein commenced employment with the Company on August 30, 2004.

Option Grants in the Fiscal Year ended March 31, 2005

      The following table contains information concerning the grant of stock options under our stock option plan and otherwise to the Named Executive Officers during the fiscal year ended March 31, 2005. No stock appreciation rights were granted during the fiscal year ended March 31, 2005.

Option/SAR Grants in the Fiscal Year ended March 31, 2005


-------------------------------------------------------------------------------------------- ----------------------------------
                                                                                             Potential Realizable Value at
                                                                                             Assumed Annual Rates of Stock
Individual Grants                                                                            Price Appreciation for Option Term
----------------------- --------------- ----------------- ----------------- ---------------- ----------------------------------
                        Number of
                        Securities      % of Underlying
                        Underlying       Options Granted    Exercise
                        Options          to Employees in      Price          Expiration
Name                    Granted(#)         Fiscal Year      ($/Share)           Date            5%($)               10%($)
----------------------- --------------- ----------------- ----------------- ---------------- ----------------- --------------
Barry I. Regenstein      500,000               71.4%          $1.35            8/30/14         $351,204            $959,058
----------------------- --------------- ----------------- ----------------- ---------------- ----------------- --------------
Martin C. Blake          200,000               28.6%          $1.35            8/30/14         $140,481            $383,623
----------------------- --------------- ----------------- ----------------- ---------------- ----------------- --------------
Jeffrey S. Edmiston           --                 --              --                 --               --                  --
----------------------- --------------- ----------------- ----------------- ---------------- ----------------- --------------

Aggregate Option Exercises in the Fiscal Year ended March 31, 2005 and Fiscal Year End Option Values

      The following table contains information concerning the exercise of stock options during the fiscal year ended March 31, 2005 and the year-end value of unexercised options for the Named Executive Officers. None of the Named Executive Officers exercised any stock options during the fiscal year ended March 31, 2005.

----------------------- -------------- ------------- ------------------------------------ ------------------------------------
                                                                                          Value of Unexercised In-the-Money
                             Shares                                                       Options/SARs at FY-End (Market price
                            Acquired       Value     No. of Securities Underlying         of shares at FY-End less exercise
Name                      on Exercise     Realized   Unexercised Options at FY-End (#)    price) ($)(1)
                                                     ------------------ ----------------- ------------------- ---------------
                                                        Exercisable       Unexercisable       Exercisable      Unexercisable
----------------------- -------------- ------------- ------------------ ----------------- ------------------- ---------------
Barry I. Regenstein            --             --            200,000            300,000            $134,000         $201,000
----------------------- -------------- ------------- ------------------ ----------------- ------------------- ---------------
Martin C. Blake                --             --            130,000            120,000            $117,100          $80,400
----------------------- -------------- ------------- ------------------ ----------------- ------------------- ---------------
Jeffrey S. Edmiston            --             --               --                  --                  --                 --
----------------------- -------------- ------------- ------------------ ----------------- ------------------- ---------------

      (1) Based on the fair market value of one share of Common Stock on March 31, 2005 of $2.02 per share, the closing sales price per share on that date on the Over-the-Counter Bulletin Board.

Employment Agreements

      The Company is a party to an employment agreement with Mr. Regenstein which provides for his services as Executive Vice President and Chief Operating Officer until September 7, 2007. The term of the employment agreement will be automatically extended for successive one-year periods unless either party provides to the other party notice 60 days prior to such date, or any anniversary thereof, that the notifying party does not wish to renew the employment agreement. During the term of the employment agreement, Mr. Regenstein will receive a base annual salary of $250,000, which may be from time to time increased by the Company's Compensation Committee and an annual bonus as determined in accordance with the terms of any incentive plan the Compensation Committee may have in effect from time to time, based on the attainment of performance targets established by the Compensation Committee. Mr. Regenstein is also entitled to participate in other benefit plans that the Company may have in effect from time to time.

      On the effective date of the employment agreement, which is August 30, 2004, Mr. Regenstein was granted 500,000 options exercisable at $1.35 per share, 200,000 of which vested immediately upon grant. After August 30, 2005, the remaining options will vest at a rate 12,500 per month, during the term of the employment agreement.

      The Company is also a party to an employment agreement with Mr. Blake which provides for his services as Vice President -- Aviation until March 31, 2006. During the term of the employment agreement, Mr. Blake will receive a base annual salary of $150,000, subject to review by the Compensation Committee or the Board of Directors on certain designated dates and an annual bonus as determined in accordance with the terms of any incentive plan the Compensation Committee may have in effect from time to time, based on the attainment of performance targets established by the Compensation Committee. Pursuant to review of Mr. Blake's base annual salary by the Board of Directors, Mr. Blake's base annual salary was increased to $175,000, effective as of April 1, 2004 and then increased to $200,000, effective as of April 1, 2005. Mr. Blake is also entitled to participate in other benefit plans that the Company may have in effect from time to time.

      On August 30, 2004, the Company issued stock options to Mr. Blake to purchase 200,000 shares of Common Stock at an exercise price of $1.35 per share, 80,000 of which vested immediately. After August 30, 2005, the remaining options will vest at a rate of 5,000 per month through August 2007.

      Each of Messrs. Regenstein, Blake and Edmiston is eligible to participate in any employee benefit plan and fringe benefit programs, if any, as the Company may from time to time provide to its senior employees generally. The Company offers basic health, major medical, dental and travel insurance to its Named Executive Officers.

                              Director Compensation

      Each of our non-employee directors receives from the Company an annual cash fee of $10,000, paid quarterly in arrears. Non-employee directors are also paid $1,000 per meeting of the Board attended during their term of service. In addition non-employee directors are granted a fully vested option to purchase 10,000 shares of Common Stock on each anniversary of becoming a director during their term of service.

                       Board Compensation Committee Report
                            on Executive Compensation

      Report of the Compensation Committee of the Board of Directors on Executive Compensation(1)

      The Compensation Committee is responsible for discharging the Board of Director's responsibilities relating to the compensation of the executive officers and directors as well as oversight of the Company's overall compensation programs.

      The Compensation Committee has established a compensation philosophy around the principle of having compensation reflect and reinforce our strategic and operational goals and enhance long-term shareholder value. The Compensation Committee's philosophy is to:

      o Set compensation levels to attract, retain, reward and motivate executive officers and employees;

      o Align compensation with business objectives and performance and with the interests of the shareholders;

      o Position compensation to reflect the individual's performance as well as the level of responsibility, skill and strategic value of the employee; and

      o Recognize the evolving organizational structure of the Company and directly motivate executives to accomplish results as well as foster a company-wide team spirit.

      The Compensation Committee attempts to target its compensation programs to provide compensation opportunities that are perceived by its officers and employees to justify continued service to the Company. Compensation decisions for the fiscal year ended March 31, 2005 were determined as follows:

      Base Salary. The initial annual base salary for Barry I. Regenstein, the Company's Executive Vice President and Chief Operating Officer who was the only executive officer hired by the Company during fiscal 2005, was reviewed and approved by the Board of Directors. When reviewing his base salary, the Board considered, among other things, the level of responsibility, breadth of knowledge and prior experience as well as publicly available compensation information and informal survey information obtained with respect to other small-capitalization, publicly traded companies. No specific weight is given to any of these factors in the evaluation of an executive officer's base salary.

      Bonuses. In fiscal 2005, the Compensation Committee did not establish bonus targets for the executive officers and only one bonus payout was made in fiscal 2005 pursuant to the terms of an employee's employment agreement. In prior years, the Company's executive officers were eligible to receive a cash bonus of up to a specified percentage of their base salary based on the extent to which business and individual performance objectives, approved by the Board of Directors for each such person, were achieved. These objectives consisted of operating, strategic and/or financial goals that are considered to be important to the Company's fundamental long-term goal of building shareholder value.

      Stock Options. In addition to salary and bonus, the Compensation Committee, from time to time, grants options to executive officers. The Compensation Committee views option grants as an important component of its long-term, performance-based compensation philosophy. Since the value of an option bears a direct relationship to our stock price, the Compensation Committee believes that options motivate executive officers to manage us in a manner that will also benefit shareholders. As such, the specific number of stock options granted to an executive

------------------------
(1) To be reviewed by the Compensation Committee.

officer is determined on an individual basis by the Compensation Committee's perception of relative contributions or anticipated contributions to overall corporate performance. The Compensation Committee also reviews the total number of options already held by individual executive officers at the time of grant. In fiscal 2005, we granted options to purchase 500,000 shares of Common Stock to Barry I. Regenstein and options to purchase 200,000 shares of Common Stock to Martin C. Blake.

                              COMPENSATION COMMITTEE
                              Peter T. Kikis (Chairman)
                              Bruce R. Galloway
                              Robert S. Ellin

THE FOREGOING COMPENSATION COMMITTEE REPORT SHALL NOT BE DEEMED TO BE "SOLICITING MATERIAL" OR TO BE FILED WITH THE SEC, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY PAST OR FUTURE FILING UNDER THE SECURITIES ACT OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT WE SPECIFICALLY INCORPORATE IT BY REFERENCE INTO SUCH FILING.

                                Performance Graph

      The graph below compares the cumulative total shareholder return on shares of Common Stock with the cumulative total return of (1) the Nasdaq Stock Market Index (U.S.) (the "Nasdaq Index") and (2) an index of publicly traded companies with a Standard Industrial Classification Code ("SIC Code") of between 7380 and 7389 (the "SIC Code Index"). The graph assumes that $100 was invested in each of shares of Common Stock, the Nasdaq Index and the SIC Code Index on March 31, 2000 and reflects the return through March 31, 2005 and assumes the reinvestment of dividends, if any. The comparisons in the graph below are based on historical data and are not indicative of, or intended to forecast, possible future performance of the Common Stock.

                       [GRAPHIC OMITTED][GRAPHIC OMITTED]


THE INFORMATION CONTAINED IN THE STOCK PERFORMANCE GRAPH SHALL NOT BE DEEMED TO BE "SOLICITING MATERIAL" OR TO BE FILED WITH THE SEC, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY FUTURE FILING UNDER THE SECURITIES ACT OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT WE SPECIFICALLY INCORPORATE IT BY REFERENCE INTO SUCH FILING.

                   Report of the Audit Committee of the Board

      The following is a report of the Audit Committee of the Company's Board of Directors with respect to the Company's audited financial statements for the fiscal year ended March 31, 2005.

      In connection with its function of overseeing and monitoring the financial reporting process, the Audit Committee has, among other things, done the following:

      o reviewed and discussed the Company's audited financial statements for the year ended March 31, 2005 with the Company's management and the Company's independent auditors;

      o discussed with the Company's independent auditors those matters required to be discussed by Statement on Auditing Standards No. 61, "Communications with Audit Committees", as amended by the Statement on Auditing Standards No. 90 "Audit Committee Communications"; and

      o received and reviewed the written disclosures and the letter from the Company's independent auditors required by Independence Standard No. 1, "Independence Discussions with Audit Committees," and discussed with the Company's independent auditors their independence from the Company.

      Based upon the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended March 31, 2005 for filing with the SEC.

      AUDIT COMMITTEE

      Martin R. Wade, III (Chairman)
      Thomas P. Kikis
      Bruce R. Galloway

THE FOREGOING AUDIT COMMITTEE REPORT SHALL NOT BE DEEMED TO BE "SOLICITING MATERIAL" OR TO BE FILED WITH THE SEC, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY PAST OR FUTURE FILING UNDER THE SECURITIES ACT OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT WE SPECIFICALLY INCORPORATE IT BY REFERENCE INTO SUCH FILING.

                            Certain Relationships and
                              Related Transactions

            Peter T. Kikis is the father of Thomas P. Kikis. There are no other family relationships among any of our directors or executive officers.

                  Deadline for Receipt of Shareholder Proposals

      Pursuant to Rule 14a-8 under the Exchange Act, shareholders may present proper proposals for inclusion in a company's proxy statement and for consideration at the next annual meeting of its shareholders by submitting their proposals to us in a timely manner.

      Although we have not yet determined the date in order to be included in the Company's proxy statement for our annual meeting of shareholders in 2006, shareholder proposals or other business to be brought before an annual meeting by a shareholder must be received by us at least 120 days prior to the anniversary date of the mailing of this proxy statement for the Annual Meeting and must otherwise comply with the requirements of Rule 14a-8. All shareholder proposals should be marked for the attention of the Secretary, Command Security Corporation, P.O. Box 340, 1133 Route 55, Suite D, Lagrangeville, New York, 12540.

      As to shareholder proposals intended to be presented without inclusion in our proxy statement for our next annual meeting, the people named next year as proxies will be entitled to vote as they think best on such proposals unless we have received notice of that matter at least 120 days before the date on which we mailed our proxy materials for the prior year's annual meeting of shareholders. However, even if such notice is timely received, the people named next year as proxies may nevertheless be entitled to vote as they think best on such proposals to the extent permitted by the SEC.

                                  OTHER MATTERS

      There is no reason to believe that any other business will be presented at the 2005 Annual Meeting; however, if any other business should properly and lawfully come before the 2005 Annual Meeting, the proxies will vote in accordance with the best judgment of the Board of Directors.

                                    BY ORDER OF THE BOARD OF DIRECTORS




                                    July 29, 2005
                                    Lagrangeville, New York

PROXY CARD

                                COMMAND SECURITY CORPORATION
                            P.O. Box 340, 1133 Route 55, Suite D
                               Lagrangeville, New York 12540
                                       (845) 454-3703

      The undersigned hereby appoints ____________ and ___________, or either of them, as proxies with full powers of substitution, to vote all shares of the Common Stock, par value $0.0001 per share, of Command Security Corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on September 22, 2005 and at any adjournment thereof, upon the items described in the proxy statement. The undersigned acknowledges receipt of notice of the meeting and the proxy statement.

1. Election of Peter T. Kikis, Martin C. Blake and Martin R. Wade, III as Class I Directors (PROPOSAL ONE):
                             FOR ALL NOMINEES (except   WITHHOLD AUTHORITY FOR
                                as written to the            ALL NOMINEES
                                 contrary below)
                                       |_|                        |_|
FOR, except vote withheld
from the following
nominee(s):
                          -------------------------

2. Proposal to approve the Company's 2005 Stock Option Plan (PROPOSAL TWO):
            FOR                      AGAINST                    ABSTAIN
            |_|                        |_|                        |_|

3. Proposal to ratify the appointment of D'Arcangelo & Co., LLP as independent accountants of the Company for the fiscal year ending March 31, 2006 (PROPOSAL THREE):
            FOR                      AGAINST                    ABSTAIN
            |_|                        |_|                        |_|

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting:
            FOR                      AGAINST                    ABSTAIN
            |_|                        |_|                        |_|

      PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

      This Proxy, when properly executed will be voted as directed herein. If no instructions are given, the shares represented by this proxy will be voted "FOR" the nominees set forth in PROPOSAL ONE, "FOR" PROPOSAL TWO and "FOR" PROPOSAL THREE and in the discretion of the proxy holders as to other business.

      Please date and sign this proxy exactly as your name appears hereon.



-------------------------------------      ------------------------------------
Date                                       Signature of Owner


                                           ------------------------------------
                                           Additional Signature of Joint Owner
                                           (if any)

                                           If stock is jointly held, each
                                           joint owner should sign.  When
                                           signing as attorney-in-fact,
                                           executor, administrator, trustee,
                                           guardian, corporate officer or
                                           partner, please give full title.

Exhibit A

                          COMMAND SECURITY CORPORATION
                            2005 STOCK INCENTIVE PLAN

                                   ARTICLE I
                                     General

      1.1 Purpose

          The Command Security Corporation 2005 Stock Incentive Plan (the "Plan") is designed to provide certain key persons, on whose initiative and efforts the successful conduct of the business of Command Security Corporation (the "Company") depends, and who are responsible for the management, growth and protection of the business of the Company, with incentives to: (a) enter into and remain in the service of the Company or a Company subsidiary, (b) acquire a proprietary interest in the success of the Company, (c) maximize their performance and (d) enhance the long-term performance of the Company (whether directly or indirectly through enhancing the long-term performance of a Company subsidiary ). The Plan is also designed to provide certain "performance-based" compensation to these key persons.

      1.2 Administration

        (a) Administration by Committee; Constitution of Committee. The Plan shall be administered by the compensation committee of the Board of Directors of the Company (the "Board") or such other committee or subcommittee as the Board may designate or as shall be formed by the abstention or recusal of a non-Qualified Member (as defined below) of such committee (the "Committee"). The members of the Committee shall be appointed by, and serve at the pleasure of, the Board. While it is intended that at all times that the Committee acts in connection with the Plan, the Committee shall consist solely of Qualified Members, the number of whom shall not be less than two, the fact that the Committee is not so comprised will not invalidate any grant hereunder that otherwise satisfies the terms of the Plan. A "Qualified Member" is both a "non-employee director" within the meaning of Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934 (the "1934 Act") and an "outside director" within the meaning of section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). If the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

        (b) Committee's Authority. The Committee shall have the authority (i) to exercise all of the powers granted to it under the Plan, (ii) to construe, interpret and implement the Plan and any Option Certificates executed pursuant to Section 2.1, (iii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, (iv) to make all determinations necessary or advisable in administering the Plan, (v) to correct any defect, supply any omission and reconcile any inconsistency in the Plan, and (vi) to amend the Plan to reflect changes in applicable law.

        (c) Committee Action; Delegation. Actions of the Committee shall be taken by the vote of a majority of its members. Any action may be taken by a written instrument signed by a majority of the Committee members, and action so taken shall be fully as effective as if it had been taken by a vote at a meeting. Notwithstanding the foregoing or any other provision of the Plan, the Committee or, pursuant to
            Section 1.2(a), the Board, may delegate to one or more officers of the Company the authority to designate the individuals (other than such officer(s)), among those eligible to receive options pursuant to the terms of the Plan, who will receive options under the Plan and the size of each such option, to the fullest extent permitted under the New York Business Corporation Law (or any successor provision thereto).

        (d) Determinations Final. The determination of the Committee on all matters relating to the Plan or any Option Certificate shall be final, binding and conclusive.

        (e) Limit on Committee Members' Liability. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any award thereunder.

      1.3 Persons Eligible for Awards

            The persons eligible to receive awards under the Plan are those officers, directors (whether or not they are employed by the Company), and executive, managerial, professional or administrative employees of, and consultants to, the Company and its subsidiaries (collectively, "key persons") as the Committee in its sole discretion shall select. No incentive stock option may be granted to a person who is not an employee of the Company on the date of grant.

      1.4 Types of Awards Under Plan

            Awards may be made under the Plan in the form of (a) incentive stock options and (b) non-qualified stock options, as more fully set forth in Article
II. The terms "award" and "option" mean either of the foregoing.

      1.5 Shares Available for Awards

        (a) Aggregate Number Available; Certificate Legends. The total number of shares of common stock of the Company ("Common Stock") with respect to which awards may be granted pursuant to the Plan shall not exceed the sum of 1,000,000 shares. Shares issued pursuant to the Plan may be authorized but unissued Common Stock, authorized and issued Common Stock held in the Company's treasury or Common Stock acquired by the Company for the purposes of the Plan. The Committee may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares.

        (b) Adjustment Upon Changes in Common Stock. Upon certain changes in Common Stock, the number of shares of Common Stock available for issuance with respect to awards that may be granted under the Plan pursuant to Section 1.5(a), shall be adjusted pursuant to Section 3.5(a).

        (c) Certain Shares to Become Available Again. Any shares of Common Stock that are subject to an award under the Plan and that remain unissued upon the cancellation or termination of such award for any reason whatsoever shall again become available for awards under the Plan.

        (d) Individual Limits. Except for the limits set forth in this Section 1.5(d) and in Section 2.2(e), no provision of this Plan shall be deemed to limit the number or value of shares with respect to which the Committee may make awards to any eligible person. Subject to adjustment as provided in Section 3.5(a), the total number of shares of Common Stock with respect to which awards may be granted to any one employee of the Company or a subsidiary during any one calendar year shall not exceed 500,000shares. Stock options granted and subsequently canceled or deemed to be canceled in a calendar year count against this limit even after their cancellation.

      1.6 Definitions of Certain Terms

        (a) The "Fair Market Value" of a share of Common Stock on any day shall be the closing price as reported for such day in The Wall Street Journal or, if no such price is reported for such day, the average of the high bid and low asked price of Common Stock as reported for such day. If no quotation is made for the applicable day, the Fair Market Value of a share of Common

            Stock on such day shall be determined in the manner set forth in the preceding sentence using quotations for the next preceding day for which there were quotations, provided that such quotations shall have been made within the ten (10) business days preceding the applicable day. Notwithstanding the foregoing, if deemed necessary or appropriate by the Committee, the Fair Market Value of a share of Common Stock on any day shall be determined by the Committee. In no event shall the Fair Market Value of any share of Common Stock be less than its par value.

        (b) The term "incentive stock option" means an option that is intended to qualify for special federal income tax treatment pursuant to sections 421 and 422 of the Code as now constituted or subsequently amended, or pursuant to a successor provision of the Code, and which is so designated in the applicable Option Certificate. Any option that is not specifically designated as an incentive stock option shall under no circumstances be considered an incentive stock option. Any option that is not an incentive stock option is referred to herein as a "non-qualified stock option."

        (c) A grantee shall be deemed to have a "termination of employment" upon
            (i) the date the grantee ceases to be employed by, or to provide consulting services for, the Company or any Company subsidiary, or any corporation (or any of its subsidiaries) which assumes the grantee's award in a transaction to which section 424(a) of the Code applies; or (ii) the date the grantee ceases to be a Board member, provided, however, that in the case of a grantee (x) who is, at the time of reference, both an employee or consultant and a Board member, or (y) who ceases to be engaged as an employee, consultant or Board member and immediately is engaged in another of such relationships with the Company or any Company subsidiary, the grantee shall be deemed to have a "termination of employment" upon the later of the dates determined pursuant to subparagraphs (i) and
            (ii) above. For purposes of clause (i) above, a grantee who continues his or her employment or consulting relationship with a Company subsidiary subsequent to its sale by the Company shall have a termination of employment upon the date of such sale. The Committee may in its discretion determine whether any leave of absence constitutes a termination of employment for purposes of the Plan and the impact, if any, of any such leave of absence on awards theretofore made under the Plan.

        (d) The terms "parent corporation" and "subsidiary corporation" shall have the meanings given them in sections 424(e) and (f) of the Code, respectively.

        (e) The term "employment" shall be deemed to mean an employee's employment with, or a consultant's provision of services to, the Company or any Company subsidiary and each Board member's service as a Board member.

        (f) The term "cause" in connection with a termination of employment by reason of a dismissal for cause shall mean:

            (i) to the extent that there is an employment, severance or other agreement governing the relationship between the grantee and the Company or a Company subsidiary, which agreement contains a definition of "cause," cause shall consist of those acts or omissions that would constitute "cause" under such agreement; and otherwise,

            (ii) the grantee's termination of employment by the Company or an affiliate on account of any one or more of the following:

    A. grantee's willful and intentional repeated failure or refusal, continuing after notice that specifically identifies the breach(es) complained of, to perform substantially his or her material duties, responsibilities and obligations (other than a failure resulting from grantee's incapacity due to physical or mental illness or other reasons beyond the control of grantee), and which failure or refusal results in demonstrable direct and material injury to the Company;

    B. any willful and intentional act or failure to act involving fraud, misrepresentation, theft, embezzlement, dishonesty or moral turpitude (collectively, "Fraud") which results in demonstrable direct and material injury to the Company; and

    C. conviction of (or a plea of nolo contendere to) an offense which is a felony in the jurisdiction involved or which is a misdemeanor in the jurisdiction involved but which involves Fraud.

      For purposes of determining whether cause exists, no act, or failure to act, on grantee's part shall be deemed "willful" or "intentional" unless done, or omitted to be done, by grantee in bad faith, and without reasonable belief that his or her action or omission was in the best interests of the Company.

      Any rights the Company may have hereunder in respect of the events giving rise to cause shall be in addition to the rights the Company may have under any other agreement with a grantee or at law or in equity. Any determination of whether a grantee's employment is (or is deemed to have been) terminated for cause for purposes of the Plan or any award hereunder shall be made by the Committee in its discretion. If, subsequent to a grantee's voluntary termination of employment or involuntary termination of employment without cause, it is discovered that the grantee's employment could have been terminated for cause, the Committee may deem such grantee's employment to have been terminated for cause. A grantee's termination of employment for cause shall be effective as of the date of the occurrence of the event giving rise to cause, regardless of when the determination of cause is made.

                                   ARTICLE II
                              Awards Under the Plan

      2.1 Certificates Evidencing Options

      Each award granted under the Plan shall be evidenced by a written certificate ("Option Certificate") which shall contain such provisions as the Committee may in its sole discretion deem necessary or desirable. By accepting an award pursuant to the Plan, a grantee thereby agrees that the award shall be subject to all of the terms and provisions of the Plan and the applicable Option Certificate.

      2.2 Grant of Stock Options

        (a) Stock Option Grants. The Committee may grant incentive stock options and non-qualified stock options (collectively, "options") to purchase shares of Common Stock from the Company, to such key persons, and in such amounts and subject to such vesting and forfeiture provisions and other terms and conditions, as the Committee shall determine in its sole discretion, subject to the provisions of the Plan.

        (b) Option Exercise Price. Each Option Certificate shall set forth the amount (the "option exercise price") payable by the grantee to the Company upon exercise of the option evidenced thereby. The option exercise price per share shall be determined by the Committee in its sole discretion; provided, however, that the option exercise price shall be at least 100% of the Fair Market Value of a share of Common Stock on the date the option is granted, and provided further that in no event shall the option exercise price be less than the par value of a share of Common Stock.

        (c) Exercise Period. Each Option Certificate shall set forth the periods during which the option evidenced thereby shall be exercisable, whether in whole or in part. Such periods shall be determined by the Committee in its sole discretion; provided, however, that no stock option shall be exercisable more than 10 years after the date of grant. (See the default exercise period provided for under Sections 2.3(a) and (b).)

        (d) Reload Options. The Committee may in its sole discretion include in any Option Certificate with respect to an option (the "original option") a provision that an additional option (the "reload option") shall be granted to the grantee if, pursuant to Section 2.3(e)(ii), the grantee delivers shares of Common Stock in partial or full payment of the exercise price of the original option. The reload option shall be for a number of shares of Common Stock equal to the number thus delivered, shall have an exercise price equal to the Fair Market Value of a share of Common Stock on the date of exercise of the original option, and shall have an expiration date no later than the expiration date of the original option. In the event that a Option Certificate provides for the grant of a reload option, such Option Certificate shall also provide that any shares that are delivered pursuant to Section 2.3(e)(ii) in payment of such exercise price shall have been held for at least six months (or such other period as the Committee may from time to time determine).

        (e) Incentive Stock Option Limitation: $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined as of the time the option is granted) of the stock with respect to which incentive stock options are first exercisable by any employee during any calendar year shall exceed $100,000, or such other amount as may be specified from time to time under section 422 of the Code, such options shall be treated as non-qualified stock options.

        (f) Incentive Stock Option Limitation: 10% Owners. Notwithstanding the provisions of paragraphs (d) and (e) of this Section 2.2, an incentive stock option may not be granted under the Plan to an individual who, at the time the option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of his or her employer corporation or of its parent or subsidiary corporations (as such ownership may be determined for purposes of section 422(b)(6) of the Code) unless (i) at the time such incentive stock option is granted the option exercise price is at least 110% of the Fair Market Value of the shares subject thereto and (ii) the incentive stock option by its terms is not exercisable after the expiration of 5 years from the date it is granted.

      2.3 Exercise of Options

      Subject to the other provisions of this Article II, each option granted under the Plan shall be exercisable as follows:

        (a) Beginning of Exercise Period. Unless the applicable Option Certificate otherwise provides, an option shall become exercisable with respect to one quarter (1/4) of the shares subject to such option on each of the first four anniversaries of the date of grant.

        (b) End of Exercise Period. Unless the applicable Option Certificate otherwise provides, once an installment becomes exercisable, it shall remain exercisable until the earlier of (i) the tenth anniversary of the date of grant of the award or (ii) the expiration, cancellation or termination of the award.

        (c) Timing and Extent of Exercise. Unless the applicable Option Certificate otherwise provides, an option may be exercised from time to time as to all or part of the shares as to which such award is then exercisable.

        (d) Notice of Exercise. An option shall be exercised by the filing of a written notice with the Company or the Company's designated exchange agent (the "exchange agent"), on such form and in such manner as the Committee shall in its sole discretion prescribe.

        (e) Payment of Exercise Price. Any written notice of exercise of an option shall be accompanied by payment for the shares being purchased. Such payment shall be made: (i) by certified or official bank check (or the equivalent thereof acceptable to the Company or its exchange agent) for the full option exercise price; or (ii) with the consent of the Committee, by delivery of shares of Common Stock owned by the grantee (whether acquired by option exercise or otherwise, provided that if such shares were acquired pursuant to the exercise of a stock option, they were acquired at least six months prior to the option exercise date or such other period as the Committee may from time to time determine) having a Fair Market Value (determined as of the exercise date) equal to all or part of the option exercise price and a certified or official bank check (or the equivalent thereof acceptable to the Company or its exchange agent) for any remaining portion of the full option exercise price; or (iii) at the discretion of the Committee and to the extent permitted by law, by such other provision, consistent with the terms of the Plan, as the Committee may from time to time prescribe.

        (f) Delivery of Certificates Upon Exercise. Promptly after receiving payment of the full option exercise price, the Company or its exchange agent shall, subject to the provisions of Section 3.2, deliver to the grantee or to such other person as may then have the right to exercise the award, certificate or certificates for the shares of Common Stock for which the award has been exercised. If the method of payment employed upon option exercise so requires, and if applicable law permits, a grantee may direct the Company, or its exchange agent, as the case may be, to deliver the stock certificate(s) to the grantee's stockbroker.

        (g) No Shareholder Rights. No grantee of an option (or other person having the right to exercise such award) shall have any of the rights of a shareholder of the Company with respect to shares subject to such award until the issuance of a stock certificate to such person for such shares. Except as otherwise provided in Section 1.5(b), no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

      2.4 Termination of Employment; Death Subsequent to a Termination of Employment

        (a) General Rule. Except to the extent otherwise provided in paragraphs
            (b), (c) or (d) of this Section 2.4, a grantee who incurs a termination of employment may exercise any outstanding option on the following terms and conditions: (i) exercise may be made only to the extent that the grantee was entitled to exercise the award on the termination of employment date; and (ii) exercise must occur within three months after termination of employment but in no event after the original expiration date of the award.

        (b) Dismissal for Cause; Resignation. If a grantee incurs a termination of employment as the result of a dismissal for cause, all options not theretofore exercised shall terminate upon the commencement of business on the date of the grantee's termination of employment.

        (c) Disability. If a grantee incurs a termination of employment by reason of a disability (as defined below), then any outstanding option shall be exercisable on the following terms and conditions:
            (i) exercise may be made only to the extent that the grantee was entitled to exercise the award on the termination of employment date; and (ii) exercise must occur by the earlier of (A) the first anniversary of the grantee's termination of employment, or (B) the original expiration date of the award. For this purpose "disability" shall mean: (x) except in connection with an incentive stock option, any physical or mental condition that would qualify a grantee for a disability benefit under the long-term disability plan maintained by the Company or, if there is no such plan, a physical or mental condition that prevents the grantee from performing the essential functions of the grantee's position (with or without reasonable accommodation) for a period of six consecutive months and (y) in connection with an incentive stock option, a disability described in section 422(c)(6) of the Code. The existence of a disability shall be determined by the Committee in its absolute discretion.

        (d) Death.

            (i) Termination of Employment as a Result of Grantee's Death. If a grantee incurs a termination of employment as the result of death, then any outstanding option shall be exercisable on the following terms and conditions: (A) exercise may be made only to the extent that the grantee was entitled to exercise the award on the date of death; and (B) exercise must occur by the earlier of (1) the first anniversary of the grantee's death, or (2) the original expiration date of the award.

            (ii) Death Subsequent to a Termination of Employment. If a grantee dies subsequent to incurring a termination of employment but prior to the expiration of the exercise period with respect to a stock option (as provided by paragraphs (a) or (c) above), then the award shall remain exercisable until the earlier to occur of (A) the first anniversary of the grantee's death or
                  (B) the original expiration date of the award.

            (iii) Restrictions on Exercise Following Death. Any such exercise of an award following a grantee's death shall be made only by the grantee's executor or administrator or other duly appointed representative reasonably acceptable to the Committee, unless the grantee's will specifically disposes of such award, in which case such exercise shall be made only by the recipient of such specific disposition. If a grantee's personal representative or the recipient of a specific disposition under the grantee's will shall be entitled to exercise any award pursuant to the preceding sentence, such representative or recipient shall be bound by all the terms and conditions of the Plan and the applicable Option Certificate which would have applied to the grantee including, without limitation, the provisions of Sections 3.2.

        (e) Special Rules for Incentive Stock Options. No option that remains exercisable for more than three months following a grantee's termination of employment for any reason other than death (including death within three months after the termination of employment or within one year after a termination due to disability) or disability, or for more than one year following a grantee's termination of employment as the result of disability, may be treated as an incentive stock option.

        (f) Committee Discretion. The Committee may waive or modify the application of the foregoing provisions of this Section 2.4.

      2.5 Transferability of Options

      Except as otherwise provided in an applicable Option Certificate evidencing an option, during the lifetime of a grantee, each option granted to a grantee shall be exercisable only by the grantee and no option shall be assignable or transferable otherwise than by will or by the laws of descent and distribution. The Committee may, in any applicable Option Certificate evidencing an option (other than an incentive stock option to the extent inconsistent with the requirements of section 422 of the Code applicable to incentive stock options), permit a grantee to transfer all or some of the options to (A) the grantee's spouse, children or grandchildren ("Immediate Family Members"), (B) a trust or trusts for the exclusive benefit of such Immediate Family Members, or
(C) other parties approved by the Committee in its absolute discretion. Following any such transfer, any transferred options shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer.

      2.6 Right of Recapture

      If at any time after the date on which a grantee has been granted or become vested in an award pursuant to the achievement of performance goals , the Committee determines that the earlier determination as to the achievement of the performance goals was based on incorrect data and that in fact the performance goals had not been achieved or had been achieved to a lesser extent than originally determined, then (i) any award or portion of an award granted based on such incorrect determination shall be forfeited, and (ii) any award or portion of an award that became vested based on such incorrect determination shall be deemed to be not vested.

                                   ARTICLE III
                                  Miscellaneous

      3.1 Amendment of the Plan; Modification of Awards

        (a) Amendment of the Plan. Subject to Section 3.1(b), the Board may from time to time suspend, discontinue, revise or amend the Plan in any respect whatsoever, except that no such amendment shall materially impair any rights or materially increase any obligations under any award theretofore made under the Plan without the consent of the grantee (or, upon the grantee's death, the person having the right to exercise the award). For purposes of this Section 3.1, any action of the Board or the Committee that in any way alters or affects the tax treatment of any award or that in the sole discretion of the Board is necessary to prevent an award from being subject to tax under Section 409A of the Code shall not be considered to materially impair any rights of any grantee.

        (b) Shareholder Approval Requirement. Shareholder approval shall be required with respect to any amendment to the Plan (i) which increases the aggregate number of shares which may be issued pursuant to incentive stock options or changes the class of employees eligible to receive such options, (ii) which otherwise materially increases the benefits under the Plan, (iii) to the extent required by stock exchange rules, or (iv) to the extent the Board determines that shareholder approval is necessary to enable awards under the Plan to comply with Sections 422 or 162(m) of the Code.

        (c) Modification of Awards. The Committee may cancel any award under the Plan. The Committee also may amend any outstanding Option Certificate, including, without limitation, by amendment which would: (i) accelerate the time or times at which the award becomes vested and exercisable; (ii) waive or amend any goals, restrictions or conditions set forth in the Option Certificate; or (iii) waive or amend the operation of Section 2.4 with respect to the termination of the award upon termination of employment, provided however, that no such amendment may lower the exercise price of an outstanding option. However, any such cancellation or amendment (other than an amendment pursuant to Section 3.5) that materially impairs the rights or materially increases the obligations of a grantee under an outstanding award shall be made only with the consent of the grantee (or, upon the grantee's death, the person having the right to exercise the award). Under no circumstances may the Committee modify an award in a manner that would cause the award to be subject to tax under Section 409A of the Code.

      3.2 Consent Requirement

        (a) No Plan Action without Required Consent. If the Committee shall at any time determine that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any award under the Plan, the issuance or purchase of shares or other rights thereunder, or the taking of any other action thereunder (each such action being hereinafter referred to as a "Plan Action"), then such Plan Action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Committee.

        (b) Consent Defined. The term "Consent" as used herein with respect to any Plan Action means (i) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation, (ii) any and all written agreements and representations by the grantee with respect to the disposition of shares, or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made and (iii) any and all consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory bodies.

      3.3 Requirement of Notification Upon Disqualifying Disposition Under
Section 421(b) of the Code

      Each grantee of an incentive stock option shall notify the Company of any disposition of shares of Common Stock issued pursuant to the exercise of such option under the circumstances described in section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition.

      3.4 Withholding Taxes

      The Company shall be entitled to require as a condition of delivery of shares of Common Stock upon exercise of an option that the grantee remit to the Company an amount sufficient, in the opinion of the Company, to satisfy all federal, state and other governmental tax withholding requirements related thereto. With the approval of the Committee, which the Committee shall have sole discretion whether or not to give, the grantee may satisfy the foregoing condition by electing to have the Company withhold from delivery shares having a value equal to the amount of tax to be withheld. Such shares shall be valued at their Fair Market Value as of the date on which the amount of tax to be withheld is determined. Fractional share amounts shall be settled in cash. Such a withholding election may be made with respect to all or any portion of the shares to be delivered pursuant to an award.

      3.5 Adjustment Upon Changes in Common Stock

        (a) Shares Available for Options. In the event of any change in the number of shares of Common Stock outstanding by reason of any stock dividend or split, reverse stock split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, the maximum number of shares of Common Stock with respect to which the Committee may grant awards under Article II hereof, as described in Section 1.5(a), and the individual annual limit described in Section 1.5(d), shall be appropriately adjusted by the Committee. In the event of any change in the number of shares of Common Stock outstanding by reason of any other event or transaction, the Committee may, but need not, make such adjustments in the number and class of shares of Common Stock with respect to which awards: (i) may be granted under Article II hereof and (ii) granted to any one employee of the Company or a subsidiary during any one calendar year, in each case as the Committee may deem appropriate.

        (b) Outstanding Options -- Increase or Decrease in Issued Shares Without Consideration. Subject to any required action by the shareholders of the Company, in the event of any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend (but only on the shares of Common Stock), or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company, the Committee shall proportionally adjust the number of shares of Common Stock subject to each outstanding option and the exercise price-per-share of Common Stock of each such option.

        (c) Outstanding Options -- Certain Mergers. Subject to any required action by the shareholders of the Company, in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Common Stock receive securities of another corporation), each option outstanding on the date of such merger or consolidation shall pertain to and apply to the securities which a holder of the number of shares of Common Stock subject to such option would have received in such merger or consolidation.

        (d) Outstanding Options -- Certain Other Transactions. In the event of
            (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company's assets, (iii) a merger or consolidation involving the Company in which the Company is not the surviving corporation or (iv) a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Common Stock receive securities of another corporation and/or other property, including cash, the Committee shall, in its absolute discretion, have the power to:

            A. cancel, effective immediately prior to the occurrence of such event, each option outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the grantee to whom such option was granted an amount in cash, for each share of Common Stock subject to such option equal to the excess of (x) the value, as determined by the Committee in its absolute discretion, of the property (including cash) received by the holder of a share of Common Stock as a result of such event over (y) the exercise price of such option; or

            B. provide for the exchange of each option outstanding immediately prior to such event (whether or not then exercisable) for an option on some or all of the property which a holder of the number of shares of Common Stock subject to such option would have received and, incident thereto, make an equitable adjustment as determined by the Committee in its absolute discretion in the exercise price of the option, or the number of shares or amount of property subject to the option or, if appropriate, provide for a cash payment to the grantee to whom such option was granted in partial consideration for the exchange of the option.

        (e) Outstanding Options -- Other Changes. In the event of any change in the capitalization of the Company or a corporate change other than those specifically referred to in Sections 3.5(b), (c) or (d) hereof, the Committee may, in its absolute discretion, make such adjustments in the number and class of shares subject to options outstanding on the date on which such change occurs and in the per-share exercise price of each such option as the Committee may consider appropriate to prevent dilution or enlargement of rights. In addition, if and to the extent the Committee determines it is appropriate, the Committee may elect to cancel each option outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the grantee to whom such option was granted an amount in cash, for each share of Common Stock subject to such option equal to the excess of (i) the Fair Market Value of Common Stock on the date of such cancellation over (ii) the exercise price of such option.

        (f) No Other Rights. Except as expressly provided in the Plan, no grantee shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of the Company or any other corporation. Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to an award or the exercise price of any option.

      3.6 Limitations Imposed by Section 162(m)

      Notwithstanding any other provision hereunder, if and to the extent that the Committee determines the Company's federal tax deduction in respect of an award may be limited as a result of section 162(m) of the Code, the Committee may take the following actions: The Committee may delay the exercise of such options and, in lieu of such exercise, the Committee shall credit the Fair Market Value of the Common Stock that would be payable to the grantee upon such exercise to a book account. The Committee may credit additional amounts to such book account as it may determine in its sole discretion. The amounts credited to any such book account shall be paid to the grantee on the date that is six months after the grantee's termination of employment. Any book account created hereunder shall represent only an unfunded, unsecured promise by the Company to pay the amount credited thereto to the grantee in the future. The amount credited to any such book account shall not be transferable by the grantee other than by will or laws of descent and distribution.

      3.7 Right of Discharge Reserved

      Nothing in the Plan or in any Option Certificate shall confer upon any grantee the right to continue employment with the Company or a subsidiary of the Company or affect any right which the Company or a subsidiary of the Company may have to terminate such employment.

      3.8 Nature of Payments

        (a) Consideration for Services Performed. Any and all grants of awards and issuances of shares of Common Stock under the Plan shall be in consideration of services performed for the Company by the grantee.

        (b) Not Taken into Account for Benefits. All such grants and issuances shall constitute a special incentive payment to the grantee and shall not be taken into account in computing the amount of salary or compensation of the grantee for the purpose of determining any benefits under any pension, retirement, profit-sharing, bonus, life insurance or other benefit plan of the Company or under any agreement between the Company and the grantee, unless such plan or agreement specifically otherwise provides.

      3.9 Non-Uniform Determinations

      The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or who are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Option Certificates, as to (a) the persons to receive awards under the Plan, (b) the terms and provisions of awards under the Plan, and (c) the treatment of leaves of absence pursuant to Section 1.6(c).

      3.10 Other Payments or Awards

      Nothing contained in the Plan shall be deemed in any way to limit or restrict the Company from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

      3.11 Headings

      Any section, subsection, paragraph or other subdivision headings contained herein are for the purpose of convenience only and are not intended to expand, limit or otherwise define the contents of such subdivisions.

      3.12 Effective Date and Term of Plan

        (a) Adoption; Shareholder Approval. The Plan was adopted by the Board as of July 29, 2005, subject to approval by the Company's shareholders. All awards under the Plan prior to such shareholder approval are subject in their entirety to such approval. If such approval is not obtained prior to the first anniversary of the date of adoption of the Plan, the Plan and all awards thereunder shall terminate on that date.

        (b) Termination of Plan. Unless sooner terminated by the Board or pursuant to paragraph (a) above, the Plan shall terminate on the tenth anniversary of the adoption of the Plan by the Board, and no such options shall thereafter be granted under the Plan. All options granted under the Plan prior to the termination of the Plan shall remain in effect until such options have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Option Certificates.

      3.13 Restriction on Issuance of Stock Pursuant to Awards

      The Company shall not permit any shares of Common Stock to be issued pursuant to Awards granted under the Plan unless such shares of Common Stock are fully paid and non-assessable, within the meaning of the New York Business Corporation Law.

      3.14 Deferred Compensation

      The Plan is intended to comply with the requirements of Section 409A of the Code so as not to be subject to tax under Section 409A, and shall be interpreted accordingly. After final guidance is issued by the Internal Revenue Service with respect to Section 409A, the Board will amend the Plan as necessary to ensure compliance with Section 409A.

      3.15 Governing Law

      Except to the extent preempted by any applicable federal law, the Plan will be construed and administered in accordance with the laws of the State of New York, without giving effect to principles of conflict of laws.

Exhibit B

                          COMMAND SECURITY CORPORATION

                             AUDIT COMMITTEE CHARTER


                                   I. Purpose

The primary purpose of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Command Security Corporation (the "Company") is to assist the Board in fulfilling its oversight responsibilities with respect to:
(i) the Company's accounting, auditing, and financial reporting processes; (ii) the integrity of the Company's financial statements; (iii) the Company's internal controls and procedures designed to promote compliance with accounting standards and applicable laws and regulations; and (iv) the appointment, and evaluation of the qualifications and independence, of the Company's independent auditors.

                         II. Membership and Organization

The Committee shall be comprised of three or more members of the Board, each of whom shall satisfy the independence and financial literacy requirements of The Nasdaq Stock Market, Inc. ("Nasdaq") and the Securities and Exchange Commission (the "SEC"). At least one member of the Committee shall meet the requirements of Rule 4350(d)(2)(A)(i) of the Nasdaq Marketplace Rules and, unless the Board shall otherwise determine, shall also be an "Audit Committee Financial Expert", as defined by SEC regulations. Each member shall be free from any relationship that, in the opinion of the Board, would interfere with his or her exercise of independent judgment. The Board must determine that each member of the
Committee: (i) qualifies as an "independent director" under Rule 4200 of the Nasdaq Marketplace Rules, unless the Board determines that an exemption to such qualification is available under Nasdaq Rule 4350(d)(2)(B), (ii) meets the "independence" requirements under Section 10A of the Securities Exchange Act of 1934 (the "Exchange Act") and (iii) satisfies the other requirements of Rule 4350(d)(2) of the Nasdaq Marketplace Rules.

The members of the Committee and the Chairman of the Committee shall be appointed annually by the Board on the recommendation of the Nominating and Corporate Governance Committee of the Board. Members shall serve at the pleasure of the Board and for such term or terms as the Board may determine.

The Committee shall meet at least four times annually, or more frequently as the Committee may determine. Members of management, the Company's independent auditors and others shall attend meetings to provide pertinent information, as necessary. As part of its goal of fostering open communication, during its regularly scheduled meetings the Committee shall meet in separate executive sessions with management and with the independent auditors to discuss any matters that the Committee or any of these groups believes should be discussed privately. The Chairman of the Committee shall report to the Board regularly regarding the Committee's activities and actions, including at the first Board meeting following any Committee meeting.

The Chairman or, in the event of his absence from any meeting, another member of the Committee designated by vote of the members in attendance at such meeting, will chair all meetings of the Committee and set the agendas for such meetings. Any other member of the Committee shall have the right to submit items to be included on the agenda for any Committee meeting.

The Committee shall keep regular minutes of its meetings and report the same to the Board from time to time and upon request.

                        III. Duties and Responsibilities

The Committee shall have and may exercise the following responsibilities and duties:

Independent Auditors - Appointment and Oversight
------------------------------------------------

1. The Committee shall be directly responsible for the appointment, compensation, retention, termination and oversight of the work of the Company's independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting). The independent auditors shall report directly to the Committee.

2. The Committee shall approve in advance all auditing services (including comfort letters and statutory audits) performed by the independent auditors. The Committee shall approve in advance all non-audit services performed by the independent auditors as permitted under Section 10A of the Exchange Act. The Committee may delegate to one or more members the authority to grant pre-approvals required by this section, in which case the decision of such member or members shall be presented to the Committee at the next scheduled meeting of the Committee. All approvals shall be in accordance with the Committee's Auditor Pre-Approval Policy, as amended from time to time.

3. The Committee shall annually review and discuss with the independent auditors all relationships the independent auditors have with the Company in order to evaluate their continued independence. In this regard, the Committee shall (i) review on an annual basis a written statement from the independent auditors (consistent with Independent Standards Board Standard No. 1) that discloses all relationships and services that may impact the objectivity and independence of the independent auditors; (ii) discuss with the independent auditors any disclosed relationships or services that may impact their objectivity and independence; and (iii) satisfy itself as to the independence of the independent auditors.

4. The Committee shall annually obtain and review a report by the independent auditors describing: (i) the independent auditors' internal quality-control procedures; and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the audit firm, and any steps taken to deal with such issues.

5. The Committee shall confirm compliance by the independent auditors with laws and regulations relating to audit partner rotation.

6. The Committee shall obtain, review and discuss quarterly reports from the independent auditors to the Committee with respect to critical accounting policies and practices, alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, including ramifications of the use of such alternative disclosure and treatments, and the treatment preferred by the independent auditors and the impact of each on the quality and reliability of the Company's financial reporting, and other material communications with management, such as any management letter or schedule of unadjusted differences. All material communications shall be promptly provided to each member of the Committee.

7. The Committee shall review with the independent auditors and management the scope of the proposed audit plan for the current year, and at the conclusion thereof review such audit and any comments and recommendations of the independent auditors.

8. The Committee shall discuss with management and the independent auditors any accounting adjustments that were noted or proposed by the independent auditors but not adopted or reflected.

9. The Committee shall regularly review with the independent auditors any audit problems or difficulties encountered in the course of the audit work, including any restrictions on the scope of the independent auditors' activities or access to requested information and any significant disagreements with management and management's response thereto.

10. The Committee shall annually review the qualifications, performance and independence of the independent auditors and the senior members of the independents auditors' audit engagement team.

11. The Committee shall annually prepare the report required by the proxy rules promulgated by the SEC to be included in the Company's annual proxy statement.

Financial Statements
--------------------

12. The Committee shall review and discuss with management and the independent auditors the Company's annual audited financial statements and the Company's quarterly financial statements (including disclosures made in the "Management's Discussion and Analysis of Financial Condition and Results of Operations" portion thereof) prior to issuance or filing.

13. The Committee shall discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

14. The Committee shall recommend to the Board, if appropriate, that the Company's annual audited financial statements be included in the Company's annual report on Form 10-K for filing with the SEC.

Accounting and Financial Reporting Processes and Risk Assessment
----------------------------------------------------------------

15. The Committee shall periodically discuss with the independent auditors, without management being present, their judgments about the quality, appropriateness and acceptability of the Company's accounting principles and financial disclosure practices, as applied in its financial reporting, and the completeness and accuracy of the Company's financial statements.

16. The Committee shall review with management and the independent auditors any legal, regulatory or compliance matters that could have a significant impact on the Company's financial statements, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding the Company's financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Standards Board, the SEC or other regulatory authorities.

17. The Committee shall discuss generally the types of information to be disclosed and the presentation to be made in press releases regarding the Company's earnings, including the use of non-GAAP financial data, and in financial information and earnings guidance (if any) otherwise publicly announced or given to ratings agencies or other third parties.

18. The Committee shall review with management and, if necessary, the independent auditors and Company counsel, press releases announcing quarterly and annual financial results and other financial reporting information prior to their release.

19. The Committee shall review any off-balance sheet transactions, arrangements and obligations (including contingent obligations) and any other relationships of the Company with unconsolidated entities that may have a current or future effect on the Company's financial statements.

20. The Committee shall review and discuss with management, and to the extent the Committee deems necessary or appropriate, the independent auditors, the Company's disclosure controls and procedures that are designed to ensure that the reports the Company files with the SEC comply with the SEC's rules and forms.

21. The Committee shall review the Company's major financial risk exposures, the Company's system of internal controls and policies relating to risk assessment and management and the steps management has taken to monitor and control such exposures.

Internal Controls
-----------------

22. The Committee shall establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

23. The Committee shall review the reports of the Chief Executive Officer and Chief Financial Officer (in connection with their required certifications for the Company's filings with the SEC) regarding any significant deficiencies or material weaknesses in the design or operation of internal controls, and any fraud that involves management or other employees who have a significant role in the Company's internal controls.

Other
-----

24. The Committee shall take steps to ensure that the Company shall not hire any person to perform a financial reporting oversight role who has provided more than ten hours of audit, review or attest services as part of the independent auditors' audit engagement team within the past year. A financial reporting oversight role refers to a role in which an individual has direct responsibility for or oversight of those who prepare the Company's financial statements and related information which will be included in the Company's filings with the SEC, and also includes members of the Board who may have significant interaction with the independent auditors' audit engagement team.

25. The Committee shall, prior to the Company entering into any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC (such transaction being a "Related Party Transaction"), review and approve such transaction and recommend to the Board that it approve such transaction; however, the Company may only enter into a Related Party Transaction approved by the Committee if the Board also approves such transaction. The Committee shall report to the Board any proposed Related Party Transaction that it does not approve. The Committee shall also review and report to the Board any questions of possible conflict of interest involving Board members, members of senior management or their immediate families.

26. The Committee shall oversee the Company's internal audit function, including
    (i) the appointment, replacement, dismissal and compensation of the Company's senior most internal auditor and (ii) reviewing the internal audit department's staffing, budget and responsibilities.

27. The Committee shall annually review and evaluate the performance of the Committee, including compliance by the Committee with this Charter.

28. The Committee shall annually review and assess the adequacy of this Charter and submit any proposed changes to the Board for approval.

29. The Committee shall perform any other activities consistent with this Charter, and the Company's Bylaws and Certificate of Incorporation, as the Committee may deem necessary or appropriate for the fulfillment of its responsibilities under this Charter or as required by applicable law or regulation, or as may be determined by the Board.

                      IV. Committee Resources and Advisors

The Committee shall have the authority to retain, at the expense of the Company, such independent legal and other advisors as it shall deem necessary to carry out its duties, without Board or management approval.

The Committee members will be provided with continuing education opportunities in financial reporting and other areas relevant to the Committee.

The Company shall provide for appropriate funding, as determined by the Committee, in its capacity as a committee of the Board, for payment of: (i) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; (ii) compensation to any advisors engaged by the Committee as provided above; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

                        V. Limitation of Committee's Role

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditors.

Exhibit C

                          COMMAND SECURITY CORPORATION


              NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER


                                   I. Purpose

The purpose of the Nominating and Corporate Governance Committee (the "Committee") of the Board of Directors (the "Board") of Command Security Corporation (the "Company") is to (i) identify individuals who are qualified to become directors; (ii) select or assist in selecting nominees for membership on the Board and committees of the Board; and (iii) assist the Board with oversight of corporate governance matters.

                         II. Membership and Organization

A. The Committee shall be comprised of three or more members of the Board, each of whom, except as otherwise permitted, shall satisfy the independence requirements of The Nasdaq Stock Market, Inc. ("Nasdaq").

B. The members of the Committee and the Chairman of the Committee shall be appointed by the Board. Members shall serve at the pleasure of the Board for such term or terms as the Board may determine.

C. The Committee shall meet at least twice annually, or more frequently as the Committee may determine. The Chairman of the Committee shall report to the Board regularly regarding the Committee's activities and actions, including at the first Board meeting following any Committee meeting.

D. The Chairman or, in the event of his absence from any meeting, another member of the Committee designated by vote of the members in attendance at such meeting, will chair all meetings of the Committee and set the agendas for such meetings. Any other member of the Committee shall have the right to submit items to be included on the agenda for any Committee meeting.

E. The Committee shall keep regular minutes of its meetings and report the same to the Board from time to time and upon request.

            III. Duties and Responsibilities Relating to Nominations

A. The Committee shall lead the search for individuals qualified to become members of the Board and shall select director nominees to be presented for stockholder approval. In the case of a vacancy in the office of a director (including a vacancy created by an increase in the size of the Board), the Committee shall select a nominee to fill such vacancy either through appointment by the Board or through election by stockholders. In setting nomination criteria and evaluating candidates, the Committee shall take into consideration such factors as it deems appropriate. These factors may include judgment, skill, experience with businesses and other organizations of comparable size or in related industries, the ability to act on behalf of stockholders, the interplay of the candidate's experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board.

B. The Committee shall conduct the appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates.

C. The Committee shall receive nominations for director and evaluate all prospective director nominees, including nominees recommended by a stockholder. The Committee may consider candidates proposed by management, but is not required to do so.

D. The Committee shall review the Board's committee structure and shall recommend to the Board for its approval directors to serve as members of each committee. The Committee shall review and make recommendations regarding membership of Board committees annually and shall recommend additional committee members to fill vacancies as needed.

        IV. Duties and Responsibilities Relating to Corporate Governance

A. The Committee shall recommend to the Board a code or codes of conduct applicable to employees, officers and directors of the Company and the process for consideration and disclosure of any requested waivers of such code or codes in the case of directors or executive officers of the Company.

B. The Committee shall review and reassess the adequacy of such code or codes of conduct at least annually, and make recommendations to the Board as appropriate.

C. The Committee shall recommend for approval by the majority of directors who are deemed independent in accordance with the applicable requirements of Nasdaq a process for collecting and organizing communications to the Board from security holders of the Company and deciding which communications will be relayed to the Board.

D. The Committee shall review and report to the Board regarding any questions of possible conflicts of interest and related party transactions involving Board members or members of senior management of the Company, including but not limited to related party transactions required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the Securities and Exchange Commission.

E. The Committee shall periodically review the functions of the senior officers of the Company and make recommendations to the Board regarding changes as it may deem necessary.

F. The Committee shall annually review with the Chief Executive Officer the job performance of elected corporate officers and such other senior executives of the Company as it deems appropriate.

G. The Committee shall periodically review with the Chief Executive Officer the succession plans relating to positions held by elected corporate officers and such other senior executives of the Company as it deems appropriate, and make recommendations to the Board with respect to individuals to occupy these positions.

                  V. Additional Responsibilities and Authority

A. The Committee shall have authority to retain, at the expense of the Company, any search firm or similar consultant to assist in identifying and appropriately investigating director candidates as it shall deem necessary to carry out its duties, without Board or management approval.

B. The Committee shall annually conduct and present to the Board an evaluation of the performance of the Board and the other committees of the Board.

C. The Committee shall annually review and evaluate the performance of the Committee, including compliance by the Committee with this Charter.

D. The Committee shall annually review and assess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

Exhibit D

                          COMMAND SECURITY CORPORATION



                         COMPENSATION COMMITTEE CHARTER


                                   I. Purpose

The purpose of the Compensation Committee (the "Committee") of the Board of Directors (the "Board") of Command Security Corporation (the "Company") is to
(i) discharge the Board's responsibilities relating to executive compensation;
(ii) produce an annual report regarding executive compensation; and (iii) discharge any other responsibilities provided for in this Charter.

                         II. Membership and Organization

A. The Committee shall be comprised of three or more members of the Board, each of whom, except as otherwise permitted, shall satisfy the independence requirements of The Nasdaq Stock Market, Inc. ("Nasdaq"). Each member of the Committee shall also qualify, in the determination of the Board (1) as a "non-employee director for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and (2) as an "outside director" for purposes of Section 162(m) of the Internal Revenue Code.

B. The members of the Committee and the Chairman of the Committee shall be appointed by the Board on the recommendation of the Nominating and Corporate Governance Committee of the Board. Members shall serve at the pleasure of the Board for such term or terms as the Board may determine.

C. The Committee shall meet at least three times annually, or more frequently as the Committee may determine. The Committee shall meet in executive session at least on an annual basis. The Chairman of the Committee shall report to the Board regularly regarding the Committee's activities and actions, including at the first Board meeting following any Committee meeting.

D. The Chairman or, in the event of his absence from any meeting, another member of the Committee designated by vote of the members in attendance at such meeting, will chair all meetings of the Committee and set the agendas for such meetings. Any other member of the Committee shall have the right to submit items to be included on the agenda for any Committee meeting.

E. The Committee may, to the extent consistent with maintaining the confidentiality of compensation discussions, invite the Company's Chief Executive Officer ("CEO") to participate in all or a portion of any meetings of the Committee, but if present during any deliberations of the Committee, the CEO may not vote. The CEO may not be present during any discussions and deliberations of the Committee regarding the CEO's compensation.

F. The Committee shall keep regular minutes of its meetings and report the same to the Board from time to time and upon request.

                        III. Duties and Responsibilities

A. The Committee shall produce annually a report to be included in the Company's proxy statement disclosing compensation policies for the Company's CEO and officers, including the specific relationship of corporate performance to executive compensation with respect to compensation reported in the last completed fiscal year. This disclosure shall be made over the names of all members of the Committee. If the Board modified or rejected in any material way any action or recommendation by the Committee with respect to decisions in the last completed fiscal year, the disclosure shall so indicate and explain the reasons for the Board's actions, and shall be made over the names of all members of the Board.

B. The Committee shall on an annual basis discuss its bases for the CEO's compensation reported for the last completed fiscal year, including the factors and criteria upon which the CEO's compensation was based. The Committee shall specifically discuss the relationship of the Company's performance to the CEO's compensation for the last completed fiscal year, describing each measure of the Company's performance, whether qualitative or quantitative, on which the CEO's compensation was based. The Committee shall have the sole authority to set the CEO's compensation level based on this evaluation. The CEO shall not be permitted to participate in any discussions or processes of the Committee concerning his compensation.

C. The Committee shall on an annual basis review and approve Company goals and objectives relevant to the compensation of each executive officer of the Company, and evaluate the executive officer's performance in light of those goals and objectives, and shall have the sole authority to set the executive officer's compensation level based on this evaluation.

D. To the extent, if any, that the Company may determine, with such shareholder or other approval as may be required for such action, to adjust or amend the exercise price of stock options or stock appreciation rights ("SARs") previously awarded to the CEO or any named executive officer (as defined in Item 402(a)(3) of Regulation S-K promulgated by the Securities and Exchange Commission ("Regulation S-K")), whether through amendment, cancellation or replacement grant, or other means (a "repricing"), the Committee shall explain in reasonable detail any such repricing of options or SARs held by the CEO or any named executive officer in the last completed fiscal year, as well as the basis for each such repricing.

E. The Committee shall, in consultation with management, oversee regulatory compliance with respect to compensation matters, including overseeing the Company's policies on structuring compensation programs to preserve tax deductibility, and, as and when required, establishing performance goals and certifying that performance goals have been attained for purposes of Section 162(m) of the Internal Revenue Code.

F. The Committee shall review and recommend actions to the Board regarding director and officer indemnification and insurance matters, on the advice of the Company's Chief Legal Officer.

G. In the event the Company includes comparisons using performance measures in the performance graph required by Rule 402(l) of Regulation S-K, the Committee shall describe the link between that measure and the level of executive compensation in the report of the Committee included in the Company's proxy statement.

H. The Committee shall approve the establishment or material amendment of any tax qualified, non-discriminatory employee benefit plans or parallel nonqualified plans or other equity compensation arrangements, pursuant to which stock of the Company may be acquired by its officers, directors, employees or consultants.

I. The Committee shall perform any other activities consistent with this Charter, and the Company's Bylaws and Certificate of Incorporation, as may be determined by the Board.

                  IV. Additional Responsibilities and Authority

A. The Committee shall have authority to retain, at the expense of the Company, any compensation or similar consultant as it shall deem necessary to carry out its duties, without Board or management approval.

B. The Committee shall annually review and evaluate the performance of the Committee, including compliance by the Committee with this Charter.

C. The Committee shall annually review and assess the adequacy of this Charter and recommend any proposed changes to the Board for approval.



                                      D-2